UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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Willamette Valley Vineyards, Inc.

(Name of Registrant as Specified In Its Charter)

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8800 Enchanted Way SE

Turner, Oregon 97392

Notice of the Annual Meeting of Shareholders

To be held: Saturday, July 12, 2025

Dear Shareholders,

You are cordially invited to the 2025 Annual Meeting of Shareholders (“Annual Meeting”) of Willamette Valley Vineyards, Inc. (the “Company”), which will be held via online live webcast on Saturday, July 12, 2025, beginning at 11:00 a.m. Pacific Time.

The government-mandated “escheatment” process could adversely affect your shares. If the Company, or the Company’s Transfer Agent, Equiniti, cannot locate you, they are required to transfer your shares to the state government as “unclaimed” property. Voting your shares or updating your contact information will assure your continued control of your shares. For registered shareholders, you can update your information by emailing us at: stock.offering@wvv.com. Beneficial owners should contact their brokerage firm with updates to their contact information.

The Annual Meeting can be accessed by visiting wvv.com/annualmeeting, where you will be able to participate in the meeting live and vote online. In order to be able to vote at the Annual Meeting, you will need your control number, which is included on your proxy ballot if you are a shareholder of record on May 8, 2025 or included with the form and voting instructions you received from your broker if you hold your shares in “street name.” The Annual Meeting will be held for the following purposes:

1.	To consider and vote upon a proposal to elect one member to our Board of Directors to serve for a term ending at the 2028 annual meeting of shareholders;

2.	To ratify the appointment by the Board of Directors of Moss Adams LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2025;

3.	To approve the Company’s 2025 Omnibus Equity Incentive Plan; and

4.	To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments of the Annual Meeting.

The foregoing items of business are more fully described in the proxy statement (the “Proxy Statement”) that accompanies this notice.

Our Board of Directors fixed May 8, 2025 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments of the meeting, and only shareholders of record at the close of business on that date are entitled to this notice and to vote at the Annual Meeting. A list of shareholders entitled to vote at the Annual Meeting will be available at our office for ten days prior to the Annual Meeting.

We hope that you will use this opportunity to take an active part in our affairs by voting on the business to come before the Annual Meeting, either by executing and returning the enclosed proxy ballot or by casting your vote using the Internet. An electronic version of the Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2024 is available at this web address: wvv.com/annualmeeting. Please access your Proxy using one of the methods outlined in the Proxy Statement – Internet, regular mail, or telephone. If you receive more than one proxy card because you own shares registered in different names or addresses, each proxy card should be voted and returned.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ James Bernau
James Bernau
President and Chairperson of the Board of Directors

Turner, Oregon

May 30, 2025

PROXY STATEMENT

for the

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 12, 2025

1.       INTRODUCTION

1.1       General

This proxy statement (the “Proxy Statement”) and the accompanying proxy ballot are being furnished to the shareholders of Willamette Valley Vineyards, Inc., an Oregon corporation (the “Company”), as part of the solicitation of proxies by the Company’s Board of Directors (the “Board” or the “Board of Directors”) from shareholders of record of outstanding shares of the Company’s common stock, no par value (the “Common Stock”) on May 8, 2025, for use in voting at the Company’s Annual Meeting of Shareholders which will be conducted via online live audio webcast on Saturday, July 12, 2025 at 11:00 a.m. (Pacific Time), and any adjournments or postponements thereof (the “Annual Meeting”). There will not be a physical meeting location. The Annual Meeting can be accessed by visiting wvv.com/annualmeeting, where you will be able to participate in the Annual Meeting live and vote online. In order to be able to vote at the Annual Meeting, you will need your Control number, which is included on your proxy ballot if you are a shareholder of record as of May 8, 2025 or included with the form and voting instructions you received from your broker if you hold your shares of Common Stock in “street name.” Please note that you will not be able to attend the Annual Meeting in person. References to “we”, “our”, “us”, or the “Company” in this Proxy Statement mean Willamette Valley Vineyards, Inc.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on July 12, 2025

Pursuant to rules of the Securities and Exchange Commission (the “SEC”), we have elected to provide Internet access to our Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2024 (the “Annual Report”) rather than distributing hardcopies of the meeting materials. This reduces the amount of paper necessary to produce these materials as well as the costs associated with mailing these materials to all shareholders. Consequently, shareholders will not receive paper copies of our proxy materials unless requested as set forth herein. We will instead send to these shareholders an Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting (the “Notice of Internet Availability”), with instructions for accessing the proxy materials, including our Proxy Statement and Annual Report. This reduces postage, printing expenses, and paper waste and is part of our efforts to eliminate unnecessary expenses and conserve the environment. This Proxy Statement along with our Annual Report are available at wvv.com by clicking on the “Investor Relations” tab or wvv.com/annualmeeting.

At the Annual Meeting, shareholders will be asked to consider and vote upon the following:

(1)	To elect one member to the Board of Directors to serve for a term ending at the 2028 annual meeting of shareholders;

(2)	To ratify the appointment by the Board of Directors of Moss Adams LLP (“Moss Adams”) as the independent registered public accounting firm of the Company for the year ending December 31, 2025;

(3)	To approve the Company’s 2025 Omnibus Equity Incentive Plan; and

(4)	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Notice of Internet Availability, which contains information as to how shareholders can access this Proxy Statement, the Annual Report and a proxy ballot, is first being mailed to the Company’s shareholders on or about May 30, 2025.

1.2       Solicitation, Voting and Revocability of Proxies

The Board of Directors has fixed the close of business on May 8, 2025 as the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of Common Stock at the close of business on such date will be entitled to vote at the Annual Meeting, with each such share entitling its owner to one vote on all matters properly presented at the Annual Meeting. On the record date, there were 2,084 registered holders holding 4,964,529 shares of Common Stock. The presence in person or by proxy, of a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

Shareholders can vote on matters that properly come before the Annual Meeting in one of four ways:

Voting online at the Annual Meeting

There will not be a physical meeting location. You will be able to vote online at the Annual Meeting by visiting wvv.com/annualmeeting. You will need your Control number, which is included on your proxy card if you are a shareholder of record as of May 8, 2025 or included with the form and voting instructions you received from your broker if you hold your shares of Common Stock in “street name.”

Voting by mail

Shareholders may vote by marking, signing and dating the proxy card and mailing it in the enclosed, prepaid and addressed envelope or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, prior to the Annual Meeting.

Voting on the Internet before the Annual Meeting

Shareholders may vote their shares of Common Stock by going to www.proxyvote.com and following the instructions for electronic delivery up until 11:59 p.m. Eastern Time on July 11, 2025. Shareholders should have their proxy card in hand when accessing the website.

Voting by Telephone

Shareholders may vote by calling the toll-free number listed on the proxy card from any touch-tone telephone and following the instructions up until 11:59 p.m. Eastern Time on July 11, 2025. Shareholders should have their proxy card in hand when calling.

Shareholders, who own their shares through a brokerage account or in other nominee form, should follow the instructions received from the record holder to see which voting methods are available.

Each enclosed proxy gives discretionary authority to the persons named therein with respect to any amendments or modifications of the Company proposals and any other matters that may be properly proposed at the Annual Meeting. The shares represented by all valid unrevoked proxies returned in time to be voted at the Annual Meeting will be voted in accordance with the instructions marked therein. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NAMED IN THE PROXY STATEMENT AND FOR THE EACH OF THE OTHER PROPOSALS AT THE ANNUAL MEETING IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD WHICH ARE DESCRIBED IN THIS PROXY STATEMENT. If any other matter(s) properly comes before the Annual Meeting, the proxies solicited hereby will be exercised in accordance with the reasonable judgment of the proxy holders named therein. If the Annual Meeting is adjourned or postponed, your shares will be voted by the proxy holders on the new meeting date as well, unless you have revoked your proxy instructions before that date. Under Oregon law, shareholders are not entitled to dissenters’ rights with respect to any of the proposals set forth in this Proxy Statement.

A shareholder may revoke a proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, or by attending the Annual Meeting and voting over the Internet. Attending the Annual Meeting in and of itself will not revoke previously given proxies. In order to be effective, all revocations and later-filed proxies must be delivered to the Company, care of Broadridge, at the address listed above not later than 5:00 p.m. Eastern time, on Friday, July 11, 2025. A shareholder who attends the Annual Meeting need not revoke a previously executed proxy and vote online unless the shareholder wishes to do so. All valid, unrevoked proxies will be voted at the Annual Meeting.

A proxy marked as abstaining will be treated as present for the purpose of determining whether there is a quorum for the Annual Meeting but will not be counted as voting on any matter as to which abstinence is indicated. If a quorum exists, directors are elected by a plurality of the votes cast by the shares entitled to vote, while action on a matter other than the election of directors is approved if the votes cast by the shares entitled to vote favoring the action exceed the votes cast opposing the action. Consequently, assuming the presence of a quorum, abstentions will not affect the results of the matters to be affected at the Annual Meeting.

A Broker “non-vote,” which occurs when a broker or other nominee holder, such as a bank, submits a proxy representing shares that another person actually owns, and that person has not given voting instructions on a non-routine matter or matters to the broker or other nominee holder, will be treated as present for purposes of determining whether there is a quorum for the Annual Meeting. Pursuant to applicable regulations, if a shareholder does not give voting instructions to his/her/its broker, such broker will not be permitted to vote the shareholder’s shares of Common Stock with respect to any of the Proposals described in this Proxy Statement, except for Proposal 2. We expect that banks and brokers will be allowed to exercise discretionary authority for beneficial owners who have not provided voting instructions with respect to the vote to ratify the Company’s selected independent registered public accounting firm in Proposal 2.

The Company will pay the cost of its proxy solicitation. In addition to the use of the mails, proxies may be solicited personally, by telephone or by email by directors, officers and employees of the Company, who will not be specially compensated for such activities. Your cooperation in promptly completing and returning the enclosed proxy to vote your shares of Common Stock will help to avoid additional expense.

1.3       Interests of Officers and Directors in Matters to be Acted Upon at the Annual Meeting

Certain members of the Board have an interest in Proposal 1, the election of the director nominee set forth herein to serve for a term ending at the 2028 annual meeting of shareholders. In addition, our officers and directors may be the recipient of future awards under the 2025 Omnibus Equity Incentive Plan as described later in this proxy statement under the heading “Approval of the Willamette Valley Vineyards, Inc. 2025 Omnibus Equity Incentive Plan (Proposal No. 3).” Members of the Board and executive officers of the Company do not have any interest in Proposal 2, the ratification of the appointment of the Company’s independent registered public accounting firm.

1.4       Directors and Executive Officers

The following table sets forth the names of each of our executive officers, each of the members of the Board of Directors, and each such person’s position with the Company and age as of the record date. Our bylaws permit our Board of Directors to establish by resolution the authorized number of directors, which shall be between two and eleven directors. The Board is currently comprised of seven members. One current director, James L. Ellis, is a nominee for election at the Annual Meeting.

			Group	Term
Name	Position(s) with the Company	Age	Number	Ends
James W. Bernau (3)	Chairperson of the Board, President and Principal Executive Officer	71	I	2026
Craig Smith (2)(3)(4)	Secretary and Director	78	II	2027
Mike Osborn	Chief Executive Officer	56	NA	NA
John Ferry	Chief Financial Officer	59	NA	NA
James L. Ellis (3)	Director	80	III	2025
Sean M. Cary (2)	Director	51	I	2026
Stan G. Turel (1)(2)(3)(4)	Director	76	II	2027
Sarah Rose	Director	39	II	2027
Cara Pepper Day (1)(5)	Director	46	III	2025

(1)	Member of the Compensation Committee

(2)	Member of the Audit Committee

(3)	Member of the Executive Committee

(4)	Member of the Capital Development Committee

(5)	Ms. Pepper Day has decided not to stand for reelection at the Annual Meeting.

All directors hold office until the end of their term’s respective annual meeting of shareholders or until their successors have been elected and qualified or until their earlier resignation, death or removal. Executive officers are appointed by the Board of Directors and serve at the pleasure of the Board. The Board is divided into three groups (I, II, and III). Each director shall serve for a term ending on the date of the third annual meeting of shareholders following the annual meeting of shareholders at which such director was elected.

There are no family relationships among any of our current directors or executive officers. Set forth below is additional information as to each director and executive officer of the Company.

James W. Bernau – Mr. Bernau has been President and Chairperson of the Board of Directors of the Company since its inception in May 1988. Mr. Bernau, an Oregon winegrower, originally established Willamette Valley Vineyards as a sole proprietorship in 1983, and he co-founded the Company in 1988 with Salem grape grower, Donald Voorhies. From 1981 to September 1989, Mr. Bernau was Director of the Oregon Chapter of the National Federation of Independent Businesses, an association of 15,000 independent businesses in Oregon. Mr. Bernau has served as the President of the Oregon Winegrowers Association and the Treasurer of the association’s Political Action Committee and Chair of the Promotions Committee of the Oregon Wine Advisory Board, the State of Oregon’s agency dedicated to the development of the industry. In March 2005, Mr. Bernau received the wine industry’s Founder’s Award for his service. Mr. Bernau’s qualifications to serve on the Company’s Board of Directors include his more than 35 years of leadership of the Company and his industry experience and contacts.

Craig Smith, MBA, JD – Mr. Smith has served as a director of the Company since October 2007 and as Secretary of the Company since 2009. For over 20 years Mr. Smith served as the Vice President/Chief Financial Officer of Chemeketa Community College in Salem, Oregon. He was an Adjunct Professor at the Atkinson Graduate School of Management at Willamette University, as well as Managing Partner of Faler, Grove, Mueller & Smith, a large local CPA firm. He has served on many State of Oregon commissions and as the Board Chairperson for many local non-profit and educational institutions including the Salem Keizer School Board, Chemeketa Community College Board of Education, Oregon State Fair Council, Oregon Fair Dismissal Appeals Board, Mid-Willamette Valley Council of Governments, Oregon School Boards Association and the United Way. Now retired, Mr. Smith was a member of the Oregon State Bar as well as a certified public accountant. Mr. Smith’s qualifications to serve on the Company’s Board of Directors include his financial and accounting experience.

Mike Osborn – Mr. Osborn has served as Chief Executive Officer of the Company since May 19, 2025. Previously, Mr. Osborn founded Wine.com, originally named eVineyard, in 1998 and was the Executive Vice President of Wine.com to May 2025, where he led that company’s supplier, wholesaler and merchandising efforts. Mr. Osborn has also served on the Board of Directors of the Wine Business Institute of Sonoma State University since June 2016.

John Ferry – Mr. Ferry has served as Chief Financial Officer of the Company since September 2019, and served as President of Contact Industries, a wood products-based OEM supplier, from November 2014 until July 2019. He served as CFO of Lifeport Inc., a division of Sikorsky Aircraft, from April 2012 to November 2014. Further, he has served in senior financial leadership positions in various aerospace-related industries dating back to 1996. Mr. Ferry has earned an Executive MBA from Bath University, in England, and a MA Hon’s degree in Accounts/Economics from Dundee University in Scotland.

James L. Ellis – Mr. Ellis has served as a director of the Company since July 1991. Mr. Ellis retired from full time duties with the Company in July of 2009. He currently serves as the Company’s ombudsman and works part-time on selected projects. Mr. Ellis previously served as the Company’s Director of Human Resources from 1993 to 2009. He was the Company’s Secretary from 1997 to 2009, and Vice President /Corporate from 1998 to 2009. From 1990 to 1992, Mr. Ellis was a partner in Kenneth L. Fisher, Ph.D. & Associates, a management-consulting firm. From 1980 to 1990, Mr. Ellis was Vice President and General Manager of R.A. Kevane & Associates, a Pacific Northwest personnel-consulting firm. From 1962 to 1979, Mr. Ellis was a member of and administrator for the Christian Brothers of California, owner of Mont La Salle Vineyards and producer of Christian Brothers wines and brandy. Mr. Ellis’ qualifications to serve on the Company’s Board of Directors include his prior experience as a member of the Company’s senior management, as well as more than 40 years of business experience.

Sean M. Cary – Mr. Cary has served as a director of the Company since July 2007. Mr. Cary has served as the Chief Financial Officer of Pacific Excavation, Inc., a Eugene, Oregon based heavy and civil engineering contractor. Previously, Mr. Cary served as the CFO of CBT Nuggets, LLC, the Corporate Controller of National Warranty Corporation, the CFO of Cascade Structural Laminators and prior to that as Controller of Willamette Valley Vineyards. Mr. Cary served in the U.S. Air Force as a Financial Officer. Mr. Cary holds a Master of Business Administration degree from the University of Oregon and a Bachelor of Science Degree in Management from the U.S. Air Force Academy. Mr. Cary’s qualifications to serve on the Company’s Board of Directors include his financial and accounting expertise.

Stan G. Turel – Mr. Turel has served as a director of the Company since November 1994. Mr. Turel is President of Turel Enterprises, a real estate management company managing his own properties in Oregon, Washington and Idaho, and is President of Columbia Pacific Tax in Bend, Oregon. Prior to his current activities, Mr. Turel was the Principal and CEO of Columbia Turel (formerly Columbia Bookkeeping, Inc.) (“Columbia”), a position which he held from 1974 to 2001. Prior to the sale of the company to Fiducial, one of Europe’s largest accounting firms, Columbia had approximately 26,000 annual tax clients including approximately 4,000 small business clients. Additionally, Mr. Turel successfully operated as majority owner of two cable TV companies during the 80’s and 90’s which were eventually sold to several public corporations. Mr. Turel is a pilot, author, was a former delegate to the White House Conference on Small Business and held positions on several state and local government committees. Mr. Turel’s qualifications to serve on the Company’s Board of Directors include his more than 20 years of accounting and business management experience.

Cara Pepper Day – Ms. Pepper Day joined the Board on July 16, 2022. She has spent the last 13 plus years in technology specific to beverage alcohol with GreatVines, Andavi Solutions, and Crafted ERP by Doozy Solutions. From February 2011 to May 2021, Ms. Pepper Day anchored the Sales and Success teams at GreatVines rising to Director of Customer Success. From May 2021 to November 2021 Ms. Pepper Day served as VP of Customer Success at Andavi Solutions. In November of 2021 Ms. Pepper Day joined the team at Crafted ERP by Doozy Solutions. With the industry shift and need for more sales and distributor collaboration support she has recently rejoined the team at Andavi Solutions as the VP of Customer Development. Ms. Pepper Day holds a Bachelor of Arts degree from Linfield University in Mathematics. She was awarded the Willamette Valley Vineyards Bacchus Employee of the Year award in 2006. Ms. Pepper Day’s qualifications to serve on the Board include her breadth of sales, technology and beverage industry understanding and experience.

Sarah Rose –Ms. Rose has served as a director of the Company since 2022. Ms. Rose started her career at the Company as a marketing intern and worked in the tasting room during her time at Willamette University where she received a Bachelor of Arts in Anthropology. Ms. Rose has more than 15 years of experience innovating and implementing marketing and event campaigns, including seven years (from 2015 to 2022) for Compass Group at Microsoft, where she was responsible for the customer experience including storytelling, events, and communications for more than 40,000 Microsoft employees on the expansive Puget Sound campus. After working as senior marketing manager at a start-up called KNACKSHOP.COM during 2022 and 2023 and as content strategy manager at the University of Washington during 2023, she rejoined the food and hospitality industry once again at Compass Group at Amazon in 2023, where she is responsible for the events, marketing and storytelling across the enterprise at Amazon. Ms. Rose also serves on her local school’s PTA board. Ms. Rose’s qualifications to serve on the Board include her marketing, event, and hospitality expertise.

1.5       Board and Committee Meeting Attendance

The Board of Directors met four times during 2024. Each director attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings of each committee on which each director served.

1.6       Annual Meeting Attendance

Although we do not have a formal policy regarding attendance by members of the Board of Directors at our annual meeting of shareholders, directors are encouraged to attend the annual meetings. All of our then-current directors attended the Company’s 2024 annual meeting of shareholders.

1.7       Independence

The Board of Directors has determined that each of our directors other than Mr. Bernau and Mr. Ellis is “independent” within the meaning of the applicable rules and regulations of the SEC and the director independence standards of The NASDAQ Stock Market, Inc. (“NASDAQ”), as currently in effect. Furthermore, the Board of Directors has determined that each of the members of the Compensation and Audit Committees of the Board of Directors is “independent” under the applicable rules and regulations of the SEC and the director independence standards of NASDAQ, as currently in effect. The Board of Directors does not have a separate standing Nominating Committee. Consistent with NASDAQ rules, only independent directors participate in meetings where the Board of Directors functions as the Company’s nominating committee. The independent directors held two meetings in 2024.

1.8       Committees of the Board of Directors

Compensation Committee

The Board of Directors has a compensation committee (the “Compensation Committee), which reviews executive compensation, makes recommendations to the full Board regarding changes in compensation, administers the Company’s Clawback Policy and subject to approval by our shareholders described herein, will administer the Company’s 2025 Omnibus Equity Incentive Plan. Executive officers do not play a role in determining executive compensation. The Compensation Committee does not delegate any of its duties, and it may retain consultants for the purposes of determining executive compensation. The Compensation Committee did not meet in 2024. The Compensation Committee did not engage the services of a compensation consultant for 2024. The members of the Compensation Committee are Cara Pepper Day and Stan Turel. All members of the Compensation Committee are independent under the applicable rules and regulations of the SEC and the director independence standards applicable to compensation committee members of NASDAQ listed companies, as currently in effect. A copy of the Compensation Committee’s charter can be found on the Company’s website, www.wvv.com.

Audit Committee

The Company has a separately designated standing audit committee (the “Audit Committee”). The members of the Audit Committee are Sean Cary (Chairperson), Craig Smith, and Stan Turel. All members of the Audit Committee are independent as defined under the applicable rules and regulations of the SEC and the director independence standards of NASDAQ, as currently in effect. The Audit Committee oversees our financial reporting process on behalf of the Board of Directors and reports to the Board of Directors the results of these activities, including the systems of internal controls that management and the Board of Directors have established, our audit and compliance process and financial reporting. The Audit Committee, among other duties, engages the independent public accountants, pre-approves all audit and non-audit services provided by the independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, considers the compatibility of any non-audit services provided by the independent public accountants with the independence of such auditors and reviews the independence of the independent public accountants. Mr. Smith is designated by the Board of Directors as the “audit committee financial expert” under SEC rules. The Audit Committee conducted four meetings in the year ended December 31, 2024 and each meeting was attended by at least two of the committee members. A copy of the Audit Committee charter can be found at our website, www.wvv.com.

Capital Development Committee

The Board of Directors formed a Capital Development Committee to review potential capital projects or purchases and make recommendations to the full Board of Directors. Additionally, the committee evaluates growth needs of the Company and makes recommendations to management. The Capital Development Committee did not meet in 2024. The members of the Capital Development Committee are Craig Smith and Stan Turel.

Nominating Committee Functions

Consistent with Nasdaq rules, the independent members  of the Board of Directors perform the function of a nominating committee by selecting and recommending to the full Board of Directors nominees for election as directors. Given its size, the Board believes that performing this function is a pragmatic and realistic approach. The Board determines based on the recommendation of the independent members of the Board whether to present director nominees to the Company’s shareholders for election to the Board of Directors. In seeking nominees, the Board looks for qualified candidates that will meet the oversight and financial expertise needs of the Company. The Board also looks for nominees who will meet the independent qualifications necessary to meet current the independence criteria of Nasdaq and the SEC. While the Board does not have a specific policy on Board diversity requirements, the Board believes that diversity is an important factor in determining the composition of the Board and, therefore, seeks a variety of occupational and personal backgrounds on the Board in order to obtain a range of viewpoints and perspectives and to enhance the diversity of the Board. The independent members of the Board, functioning as a nominating committee, annually evaluate the Board’s composition. This evaluation enables the Board to update the skills and experience they seek in the Board as a whole, and in individual directors, as the Company’s needs evolve and change over time.

Nominations of candidates by shareholders of the Company to be considered by the Board for membership on the Board of Directors may be submitted if such nominations are made pursuant to timely notice in writing to the Company’s Secretary. For more information, please see the information provided under the heading “Shareholder Proposals and Nominations” below. The current nominees were selected by the independent members of the Board of Directors, which nominees were ratified by the entire Board of Directors. The Company does not currently have a charter or formal policy with respect to the consideration of director candidates recommended by shareholders. The reason for not having such a formal policy is that the Board believes the current approach has functioned well and therefore no formal policy has been deemed necessary by the Board.

Executive Committee

In 1997 the Board appointed an Executive Committee. The members of the Executive Committee are James Bernau, James Ellis, Craig Smith and Stan Turel. The Executive Committee did not meet in 2024.

1.9       Leadership Structure of Board of Directors

Currently, the Company’s President, Mr. Bernau, also serves as its Chairperson of the Board. The Board believes the interests of all shareholders are best served at the present time through a leadership model with the same person holding the positions of President and Chairperson of the Board.

Mr. Bernau possesses an in-depth knowledge of the Company, its operations, and the array of challenges to be faced, gained through over 35 years of successful experience in the industry. The Board believes that these experiences and other insights put Mr. Bernau in the best position to provide broad leadership for the Board as it considers strategy and as it exercises its fiduciary responsibilities to its shareholders.

Further, the Board has demonstrated its commitment and ability to provide independent oversight of management. All directors other than Mr. Bernau and Mr. Ellis have been determined by the Board to be independent, and all the members of each of the Compensation and Audit Committees are independent. Since each independent director may call meetings of the independent directors and may request agenda topics to be added or dealt with in more detail at meetings of the full Board, or an appropriate Board committee, the Board does not believe it necessary to have a lead independent director.

1.10       Role of Board of Directors in Risk Oversight

The entire Board and each of its standing committees are involved in overseeing risks associated with the Company. The Board monitors the Company’s governance by regular review with management and outside advisors. The Board and the Audit Committees monitor the Company’s liquidity risk, regulatory risk, operational risk and enterprise risk by regular reviews with management and external auditors and other advisors. In its periodic meetings with the Company’s independent accountants, the Audit Committee discusses the scope and plan for the audit and includes management in its review of accounting and financial controls, assessment of business risks and legal and ethical compliance programs. As part of its responsibilities as set forth in its charter, the Compensation Committee reviews the Company’s executive compensation program and the associated incentives to determine whether they present a significant risk to the Company.

1.11       Director Compensation

The following table sets forth information concerning compensation of the Company’s directors other than Mr. Bernau (who is an employee and whose compensation is addressed in the Summary Compensation Table below) for the fiscal year ended December 31, 2024:

					Change
					in Pension
					Value and
					Nonqualified
	Fees Earned			Non-equity	Deferred
	or	Stock	Option	Incentive Plan	Compensation	All Other
Name	Paid in Cash	Awards	Awards	Compensation	Earnings	Compensation (1)	Total
James L. Ellis	$3,250	-	-	-	-	$9,865	$13,115
Sean M. Cary	3,100	-	-	-	-	-	3,100
Craig Smith	2,700	-	-	-	-	-	2,700
Stan G. Turel	2,350	-	-	-	-	-	2,350
Elizabeth Spencer*	1,050	-	-	-	-	-	1,050
Sarah Rose	3,551	-	-	-	-	-	3,551
Cara Pepper Day	2,700	-	-	-	-	-	2,700

*	Joined the Board 06/05/24 and resigned from Board 02/13/25

(1) Other compensation for James L. Ellis consists of a monthly stipend for ongoing consultation services as well as serving as administrator of any potential employee complaint that might rise to the Board of Directors’ level.

In January 2009, the Board, upon the recommendation of the Compensation Committee, who had sought outside counsel regarding revision of the Company’s Board compensation plan, adopted the final version of the revised WVV Board Member Compensation Plan (as amended, the “Board Compensation Plan”). The Board Compensation Plan was amended at the Board meeting in February 2024. Under the terms of the Board Compensation Plan, any Board member may elect not to receive any or all of the compensation associated with his/her service as a member of the Board. The Board also reserved the right to suspend the Board Compensation Plan at any time based on prevailing economic conditions and their impact on the Company. The Board Compensation Plan stipulates that each director will receive: (i) a $1,000 yearly stipend for service on the Board; (ii) $500 per Board meeting; and (iii) $200 per committee meeting. Each member of the Board received cash compensation for their service on the Board in 2024 and were reimbursed for out-of-pocket and travel expenses incurred in attending Board meetings.

1.12       Communications to the Board of Directors

The Board of Directors welcomes and encourages shareholders to share their thoughts regarding the Company. The Board of Directors has adopted a policy whereby all communications should first be directed to the Company’s Secretary at Willamette Valley Vineyards, Inc., 8800 Enchanted Way SE, Turner, Oregon 97392. If appropriate, the Secretary will then distribute a copy of the communication to the Chairperson of the Board, the Chairperson of the Audit Committee and the Company’s outside counsel. Based on the input and decision of these persons, along with the entire Board of Directors if it is deemed necessary, the Company will respond to the communication. Shareholders should not communicate directly with any other individual officer or director unless requested to do so. Furthermore, the Secretary will not distribute any communications if the communication is primarily commercial in nature, if it relates to an improper or irrelevant topic, or if it is unduly hostile, threatening, illegal or otherwise inappropriate.

1.13       Code of Conduct and Ethics

The Company has adopted a Code of Conduct and Ethics applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the Company’s Code of Conduct and Ethics is posted on the Company’s website, www.wvv.com. Amendments to the Company’s Code of Conduct and Ethics or any grant of a waiver from a provision of the Company’s Code of Conduct and Ethics requiring disclosure under applicable SEC rules, if any, will be disclosed on the Company website. Any person may request a copy of the Company’s Code of Conduct and Ethics, at no cost, by writing to the Company at the following address:

Willamette Valley Vineyards, Inc.
Attention: Corporate Secretary
8800 Enchanted Way SE
Turner, Oregon 97392

1.14       Insider Trading Policy and Anti-hedging

The Company has adopted insider trading policies and procedures governing the purchase, sale and/or other dispositions of its securities by directors, officers and employees (or the Company itself) that are reasonably designed to promote compliance with insider trading laws, rules and regulations and any applicable listing standards. As part of our Insider Trading Policy, all of our officers, directors, and employees that may have access to material non-public information regarding our Company are prohibited from engaging in short sales of our securities, any hedging or monetization transactions involving our securities and in transactions involving puts, calls or other derivative securities based on our securities. Our Insider Trading Policy further prohibits such persons from purchasing our securities on margin, borrowing against any account in which our securities are held or pledging our securities as collateral for a loan unless pre-cleared. As of December 31, 2024, none of our directors or executive officers had pledged any shares of our Common Stock.

We believe that our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to our Company.

2.       EXECUTIVE COMPENSATION

2.1       Summary Compensation Table

The following table sets forth certain information concerning compensation paid or accrued by the Company, to or on behalf of the Company’s principal executive officer, James W. Bernau, and Chief Financial Officer, John Ferry, for the fiscal years ended December 31, 2024 and December 31, 2023 (collectively, the “Named Executive Officers” or “NEOs”),. No other executive officer of the Company received total compensation in 2024 in excess of $100,000, and thus disclosure is not required for any other person.

Summary compensation information is as follows:

Summary Compensation Table
							Nonqualified
						Non-equity	Deferred	All
Name,				Stock	Option	Incentive Plan	Comp.	Other
Principal Position	Year	Salary	Bonus	Awards	Awards	Compensation	Earnings	Comp. (1)	Total
Bernau, James W.,
President, Chief Executive	2024	$330,607	$30,097	$-	$-	$-	$-	$90,515	$451,219
President, Chief Executive (2)	2023	$321,236	$-	$-	$-	$-	$-	$87,638	$408,874

John Ferry
Chief Financial Officer	2024	$204,711	$-	$-	$-	$24,000	$-	$9,148	$237,859
Chief Financial Officer	2023	$198,790	$-	$-	$-	$24,000	$-	$8,912	$231,702

(1)	All other compensation includes Company payments for medical insurance, value of lodging, Board of Director stipends, life insurance payments and Company 401(k) matching contributions.

(2)	Mr. Bernau resigned as the Company’s Chief Executive Officer on May 19, 2025, but continues to serve as the Company’s President and Principal Executive Officer.

2.2        Pay versus Performance

The Company is providing this Pay Versus Performance (“PVP”) disclosure, as required by the SEC pursuant to Item 402(v) of Regulation S-K promulgated under the Exchange Act. These rules introduce a method for calculating total compensation called Compensation Actually Paid (“CAP”). The rules require us to provide a table reporting the total compensation for our principal executive officer (“PEO”), as well as the average total compensation of our other Named Executive Officers. The table below reports (i) the compensation for our PEO and other Named Executive Officers, as historically reported in the Summary Compensation Table, and on a CAP basis, as well as (ii) our total shareholder return; and (iii) our net income, for each of the past three years. For each such year, Mr. Bernau was our PEO, and Mr. Ferry was our sole other Named Executive Officer.

(a)	(b)	(c)	(d)	(e)	(f)	(g)
Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($) (1)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually paid to Non-PEO NEOs (1)($)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return ($) (2)	Net income (loss) (In thousands) ($) (3)
2024	451,219	451,219	237,859	237,859	37.33	(117.89)
2023	408,874	408,874	231,702	231,702	59.16	(1,198.59)
2022	392,203	392,203	220,219	220,219	65.89	(646.49)

(1)

Reflects compensation actually paid to our PEO and non-PEO NEOs in 2024, 2023 and 2022, consisting of the respective amounts set forth in column (b) and (d) of the Summary Compensation Table above, with no further adjustments, as neither Mr. Bernau nor Mr. Ferry received any equity awards or had any such awards outstanding in fiscal years 2022 through 2024, and therefore no such adjustments are required under the SEC rules.

(2)	For the relevant fiscal year, represents the cumulative total shareholder return of the Company for the measurement periods ending on December 31, 2024, December 31, 2023, and December 31, 2022.

(3)

Reflects “Net income (loss)” in the Company’s Consolidated Statements of Operations included in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2024, 2023 and 2022. The Company also reported income (loss) applicable to common shareholders of ($2,370,835), ($3,245,690) and $(2,512,943) for the years ended December 31, 2024, 2023, and 2022, respectively.

2.3        Outstanding Equity Awards at December 31, 2024

There were no outstanding equity awards at the end of the fiscal year ended December 31, 2024.

2.4        Compensation Philosophy

The compensation of our NEOs has been designed to implement compensation principles that are intended to align management’s interests with our shareholder’s interests in order to support long-term value creation. In establishing the compensation structure of our NEOs, the Compensation Committee determined that the use of a performance-based incentive should provide additional motivation for our NEOs to achieve both short-term and long-term business and growth goals for the Company. Additionally, the application of a consumer price index inflation factor to base salary on an annual basis ensures our NEOs will not lose buying power, on core compensation, while pursuing these goals.

2.5       Bernau Employment Agreement

The Company and Mr. Bernau are parties to an employment agreement dated August 3, 1988, as amended on February 20, 1997, in January 1998, in November 2010, and on November 8, 2012 (as amended, the “Bernau Employment Agreement”). Under the Bernau Employment Agreement, Mr. Bernau is paid an annual salary with annual increases tied to increases in the consumer price index. Mr. Bernau’s 2024 bonus is calculated as a percentage of Company net income before taxes as follows: 5% on the first $1.75 million of pre-tax income, and 7.5% on pre-tax net income over $1.75 million, not to exceed his current yearly base salary. Additionally, Mr. Bernau participates in the Company’s employer-sponsored 401(k) plan. Pursuant to the Bernau Employment Agreement, the Company provides Mr. Bernau with housing on the Company’s property. Mr. Bernau resides in the estate house, free of rent, which is also used to accommodate overnight stays for Company guests. Mr. Bernau resides in the residence for the convenience of the Company and must continue to reside there for the duration of his employment in order to provide additional security and lock-up services for late evening events at the Estate Winery. The Bernau Employment Agreement provides that Mr. Bernau’s employment may be terminated only for cause, which is defined as non-performance of his duties or conviction of a crime.

2.6       Ferry Employment Agreement

The Company and Mr. Ferry are parties to an employment agreement dated September 11, 2019 (the “Ferry Employment Agreement”). Under the Ferry Employment Agreement, Mr. Ferry is paid an annual salary that is both reviewed and subject to adjustment annually. Mr. Ferry is also eligible to receive an annual performance-based incentive payment that is reviewed and subject to adjustment. Mr. Ferry is also due a retention payment of $150,000 if he is with the Company through April 30, 2026. The Ferry Employment Agreement provides that Mr. Ferry is entitled to participate in the Company’s standard benefit plans, in accordance with Company policy, and is entitled to four (4) weeks of paid vacation per year.

2.7       Company Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

The Company has historically not granted any stock options or similar awards, and no such awards are outstanding.

In the event that the Company’s shareholders approve the Company’s 2025 Omnibus Equity Incentive Plan at the Annual Meeting, the Company will not grant stock options or similar equity awards under such plan to any member of the Board of Directors, any officer of the Company or any other person who holds a position with the Company of Vice President or above and who directly reports to the Company’s President or Chief Executive Officer in anticipation of the release of material nonpublic information that is likely to result in changes to the price of the Company’s stock, such as a significant positive or negative earnings announcement, or time the public release of such information based on stock option grant dates. In addition, the Company will not grant stock options or similar awards during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Current Report on Form 8-K that discloses material nonpublic information. These restrictions will not apply to restricted stock units or other types of equity awards that do not include an exercise price related to the market price of the Company’s stock on the date of grant.

The Company’s executive officers will also not be permitted to choose the grant date for any stock option grants.

2.8       Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to beneficial ownership of the Company’s Common Stock as of the record date by: (i) each person who beneficially owns more than 5% of the Company’s Common Stock; (ii) each director and director nominee of the Company; (iii) each of the Company’s Named Executive Officers; and (iv) all directors and executive officers as a group. Except as indicated in the footnotes to this table, each person has sole voting and investment power with respect to all shares attributable to such person.

Information with respect to beneficial ownership has been furnished by each director or director nominee, officer or beneficial owner of more than 5% of our Common Stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of our Common Stock that may be acquired by an individual or group within 60 days of the record date, pursuant to the exercise of options or warrants, the vesting of restricted stock units or conversion of convertible debt, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

The Company does not know of any other beneficial owner of more than 5% of the outstanding shares of common stock other than as shown below. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Unless otherwise noted, the address of each beneficial owner listed in the table is 8800 Enchanted Way SE Turner, Oregon 97392.

			Percent of
	Number of		Shares	Beneficial
	Shares Outstanding		Beneficially	Ownership
	Stock		Owned (1)	Denominator
James W. Bernau, President, Chair of the Board	370,380		7.5%	4,964,529

Mike Osborn, CEO	-		**	4,964,529

John Ferry, CFO	-		**	4,964,529

James L. Ellis, Director	19,865		**	4,964,529

Sean M. Cary, Director	5,200		**	4,964,529

Stan G. Turel, Director	16,827		**	4,964,529

Craig Smith, Director	1,500		**	4,964,529

Sarah Rose, Director	5,000		**	4,964,529

Cara Pepper Day, Director	2,943		**	4,964,529

Christopher Riccardi	385,485	(2)	7.8%	4,964,529
100 Tall Pine Ln., Apt 2102, Naples, FL 34105

Carl D. Thoma	336,189	(3)	6.8%	4,964,529
300 N. LaSalle St, Suite 4350. Chicago, IL 60654

All Directors and Executive Officers as a group (9 persons)	421,715		8.5%	4,964,529

**	Less than one percent

(1)	The percentage of outstanding shares of common stock is calculated out of a total of 4,964,529 shares of common stock outstanding as of the record date. Shares owned do not include ownership of preferred stock as such shares are non-voting shares.

(2)	Based on a Form 4 filed by Mr. Riccardi with the SEC on December 29, 2015.

(3)	Based on a Schedule 13G/A filed by Mr. Thoma with the SEC on February 8, 2017. Beneficial ownership includes 139,429 shares held by the Carl D. Thoma Roth IRA, TD Ameritrade Clearing Custodian for the benefit of Mr. Thoma.

2.9       Transactions with Related Persons

There were no transactions during the Company’s fiscal years ended December 31, 2024 and December 31, 2023 to which the Company has been a party, including transactions in which the amount involved in the transaction exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any of the Company’s directors, executive officers or, to the Company’s knowledge, beneficial owners of more than 5% of the Company’s capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described elsewhere in this proxy statement.

All proposed transactions between the Company and its officers, directors, and principal shareholders are required be approved by a disinterested majority of the members of the Board and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

2.10        Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s officers, directors and persons who own more than 10% of a registered class of the Company’s equity securities to file certain reports with the SEC regarding ownership of, and transactions in, the Company’s securities. These officers, directors and shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports that are filed with the SEC. Based solely on a review of copies of such forms received by the Company and written representations received by the Company from certain reporting persons, the Company believes that except for the following, all Section 16(a) reports required to be filed by the Company’s executive officers, directors and 10% shareholders were filed on a timely basis for the year ended December 31, 2024.

•	James Bernau failed to report two transactions on time on a Form 4; and

•	Stan Turel failed to report five transactions on time on two Form 4s.

2.11       Audit Committee Report

The general purpose of the Audit Committee is to assist the Board of Directors in the exercise of its fiduciary responsibility of providing oversight of the Company’s financial statements and the financial reporting processes, internal accounting and financial controls, the annual independent audit of the Company’s financial statements, and other aspects of the financial management of the Company. The Audit Committee is appointed by the Board of Directors. All committee members are financially literate.

Specific Audit Committee Actions Related to Review of the Company’s Audited Financial Statements: In discharging its duties, the Audit Committee, among other actions, has (i) reviewed and discussed the audited financial statements to be included in the Company’s Annual Report on Form 10-K for the twelve months ended December 31, 2024 with management, (ii) discussed with the Company’s independent auditors the matters required to be discussed by SAS 61, as amended (AICPA, Professional Standards, Vol. 1, AU380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, related to such financial statements, (iii) received the written disclosures and the letter from the Company’s independent accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence, and (iv) based on such reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the company’s Annual Report on Form 10-K for the twelve months ended December 31, 2024.

AUDIT COMMITTEE

Sean Cary, Chairperson

Stan Turel

Craig Smith

2.12       Fees of Independent Registered Public Accounting Firm

Fees for professional services provided by our independent registered public accounting firm in each of the last two fiscal years are as follows:

	Years Ended December 31,
	2024	2023
Audit fees (1)	$327,862	$317,100
Audit Related Fees (2)	-	-
Tax fees (2)	60,800	61,585
All Other Fees (4)	-	-
Total	$388,662	$378,685

(1)

Audit Fees: Audit fees represent fees for services rendered for the audit of the Company’s annual financial statements and other audit related fees, 401(k) plan audit, review of the Company’s prospectus supplement and review of the Company’s quarterly financial statements.

(2)	Audit-Related Fees: Audit-related fees consist of fees billed by an independent registered public accounting firm for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements. There were no such fees incurred by the Company during the fiscal years ended December 31, 2024 and 2023.

(3)	Tax Fees: Tax fees represent fees for services rendered for tax compliance, tax advice and tax planning.

(4)	All Other Fees: There were no such fees incurred by the Company during the fiscal years ended December 31, 2024 and 2023.

Pre-approval policies and procedures – It is the policy of the Company not to enter into any agreement for Moss Adams to provide any non-audit services to the Company unless (a) the agreement is approved in advance by the Audit Committee or (b) (i) the aggregate amount of all such non-audit services constitutes no more than 5% of the total amount the Company pays to Moss Adams during the fiscal year in which such services are rendered, (ii) such services are not recognized by the Company as constituting non-audit services at the time of the engagement of the non-audit services and (iii) such services are promptly brought to the attention of the Audit Committee and prior to the completion of the audit are approved by the Audit Committee or by one or more members of the Audit Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Audit Committee. The Audit Committee will not approve any agreement in advance for non-audit services unless (1) the procedures and policies are detailed in advance as to such services, (2) the Audit Committee is informed of such services prior to commencement and (3) such policies and procedures do not constitute delegation of the Audit Committee’s responsibilities to management under the Exchange Act. In the fiscal years ended December 31, 2024 and 2023 all of the services performed by Moss Adams were pre-approved by the Audit Committee.

3.       ELECTION OF DIRECTOR (PROPOSAL NO. 1)

At the Annual Meeting one director is up for election to the Board of Directors, for a term of three years. In November 2015, the Board of Directors amended the Company’s Bylaws to include, among other things, dividing board membership into three groups with staggered terms. Therefore, all nominees have been divided into groups. The Board of Directors recommends that shareholders vote for the election as director the person named below as nominee to serve on the Board of Directors for the term specified below:

		Term Begins Following	Term Ends at
Nominees:	Group Number	Annual Meeting:	Annual Meeting:
James Ellis	III	2025	2028

The Board of Directors believes that the nominee will serve if elected as a director. There is no cumulative voting for the election of directors. Directors are elected by a plurality of votes. Therefore, the person receiving the most votes, even if less than a majority of the votes cast, will be elected as a director. Abstentions or failure to vote will have no effect on the election of directors, assuming the existence of a quorum.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the director nominee.

4.       RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS (PROPOSAL NO. 2)

The Audit Committee has appointed Moss Adams as independent auditors for the 2025 fiscal year. Moss Adams will audit the Company’s financial statements for the 2025 fiscal year and perform other services. While shareholder ratification is not required by the Company’s Bylaws or otherwise, the Board of Directors is submitting the selection of Moss Adams to the shareholders for ratification as good corporate governance practice. If the shareholders fail to ratify the selection of Moss Adams, the Audit Committee may, but is not required to, reconsider whether to retain Moss Adams. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent public accountant or auditor at any time during the year if it determines that such a change would be in the best interest of the Company and its shareholders.

The proposal will be approved if, assuming the existence of a quorum, more shares of the Company’s Common Stock cast on the proposal vote in favor of approval than vote against the proposal. Abstentions are counted for purposes of determining whether a quorum exists at the Annual Meeting but will not be counted and will have no effect on the determination of the outcome of this proposal. The proxies will be voted for or against the proposal, or as an abstention, in accordance with the instructions specified on the proxy form. If no instructions are given, proxies will be voted for approval of the ratification of Moss Adams as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

A representative of Moss Adams is expected to attend the Annual Meeting at his/her own expense and will be given an opportunity to make a statement if he/she desires to do so and will be available to respond to appropriate questions.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the ratification of Moss Adams as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Assuming the existence of a quorum, the appointment of Moss Adams will be ratified if approved by the holders of a majority of the shares present in person or by proxy.

5.       APPROVAL OF THE WILLAMETTE VALLEY VINEYARDS, INC.

2025 OMNIBUS EQUITY INCENTIVE PLAN (PROPOSAL NO. 3)

Introduction

On May 27, 2025, our board of directors (the “Board”) adopted our 2025 Omnibus Equity Incentive Plan (the “2025 Plan”). The 2025 Plan will become effective, if at all, on the date that it is approved by our shareholders (the “Effective Date”).

Under the 2025 Plan, 1,241,132 shares of our common stock are initially available for grant.

Our plan administrator may grant incentive stock options (“ISOs”), non-statutory stock options, share appreciation rights, restricted shares, restricted share units and other share-based awards to participants to acquire shares of our common stock under the 2025 Plan. It is anticipated that the 2025 Plan will be administered by the plan administrator (as defined below). The closing price per share of our common stock on The Nasdaq Capital Market on the record date was $5.72. The following table sets forth, as of the record date, the approximate number of each class of participants eligible to participate in the 2025 Plan and the basis of such participation.

Class and Basis of Participation	Approximate Number of Class
Employees	350
Directors(1)	7
Independent Contractors	5

(1) 1 of the 7 directors is also an employee.

Rationale for Adoption of the 2025 Plan

Grants of options, share appreciation rights, restricted shares, restricted share units and other share-based awards to our employees, directors and independent contractors are an important part of our long-term incentive compensation program, which we use in order to strengthen the commitment of such individuals to us, motivate them to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated individuals whose efforts are expected to result in our long-term growth and profitability.

The number of shares proposed to be available for grant under the 2025 Plan is designed to enable us to properly incentivize its employees and management teams over a number of years on a going-forward basis.

Dilution, Stock Available and Historical Stock Usage

Dilution. Subject to shareholder approval of the 2025 Plan, the number of shares of common stock reserved for issuance under the 2025 Plan is 1,241,132 shares. The Board believes that this number of shares constitutes reasonable potential equity dilution and provides a significant incentive for employees to increase the value of the Company for all shareholders. The closing trading price of per share of common stock on The Nasdaq Capital Market as of the record date was $5.72.

As of the record date, we had 4,964,529 shares of common stock outstanding; The new shares of common stock available under the 2025 Plan would represent an additional potential equity dilution of approximately 25%.

Shares Available; Certain Limitations. The maximum number of shares of common stock reserved and available for issuance under the 2025 Plan will be equal to 1,241,132 shares; provided that shares of common stock issued under the 2025 Plan with respect to an Exempt Award will not count against the share limit. Under the 2025 Plan, an “Exempt Award” is (i) an award granted in the assumption of, or in substitution for, outstanding awards previously granted by another business entity acquired by us or any of our subsidiaries or with which we or any of our subsidiaries merges, (ii) an “employment inducement” award as described in the applicable stock exchange listing manual or rules; or (iii) an award that a participant purchases at fair market value.

No more than 1,241,132 shares of common stock shall be issued pursuant to the exercise of incentive stock options.

New shares reserved for issuance under the 2025 Plan may be authorized but unissued shares of common stock or shares of common stock that will have been or may be reacquired by us in the open market, in private transactions or otherwise. If any shares of common stock subject to an award are forfeited, cancelled, exchanged or surrendered or if an award terminates or expires without a distribution of shares to the participant, the shares of common stock with respect to such award will, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for awards under the 2025 Plan. However, any shares of common stock delivered (either by actual delivery or attestation) to us by a participant to (1) satisfy the applicable exercise or purchase price of an award, and/or (2) to satisfy any applicable tax withholding obligation (including shares of common stock retained by us from an award), as applicable, being exercised or purchased and/or creating the tax obligations), in each case, shall no longer be available for the grant of awards under the 2025 Plan. In the case of incentive stock options, the immediately preceding sentence shall be subject to any limitations under the Internal Revenue Code (the “Code”). If an award is denominated in shares of common stock, but settled in cash, the number of shares of common stock previously subject to the award will again be available for grants under the 2025 Plan. If an award can only be settled in cash, it will not be counted against the total number of shares of common stock available for grant under the 2025 Plan. However, upon the exercise of any award granted in tandem with any other awards, such related awards will be cancelled as to the number of shares of common stock as to which the award is exercised and such number of shares of common stock will no longer be available for grant under the 2025 Plan.

We believe the shares of common stock reserved under the 2025 Plan will provide us with the platform needed for our continued growth, while managing program costs and share utilization levels within acceptable industry standards.

Description of 2025 Plan

The following is a summary of the material features of the 2025 Plan. This summary is qualified in its entirety by the full text of the 2025 Plan, a copy of which is attached to this Proxy Statement as Appendix A.

Types of Awards. The 2025 Plan provides for the issuance of incentive stock options, non-statutory stock options, share appreciation rights (“SARs”), restricted shares, restricted share units (“RSUs”), and other share-based awards. Items described above in the Section called “Shares Available” are incorporated herein by reference.

Administration. The 2025 Plan will be administered by the Board, or if the Board does not administer the 2025 Plan, a committee or subcommittee of our Board that complies with the applicable requirements of Section 16 of the Exchange Act and any other applicable legal or stock exchange listing requirements (each of the Board or such committee or subcommittee, the “plan administrator”). The plan administrator may interpret the 2025 Plan and may prescribe, amend and rescind rules and make all other determinations necessary or desirable for the administration of the 2025 Plan.

The 2025 Plan permits the plan administrator to select the eligible recipients who will receive awards, to determine the terms and conditions of those awards, including, but not limited to, the exercise price or other purchase price of an award, the number of shares of common stock or cash or other property subject to an award, the term of an award and the vesting schedule applicable to an award, and to amend the terms and conditions of outstanding awards.

Restricted Shares and Restricted Share Units. Restricted shares and RSUs may be granted under the 2025 Plan. The plan administrator will determine the purchase price, vesting schedule and performance goals, if any, and any other conditions that apply to a grant of restricted shares and RSUs. If the restrictions, performance goals or other conditions determined by the plan administrator are not satisfied, the restricted shares and RSUs will be forfeited. Subject to the provisions of the 2025 Plan and the applicable award agreement, the plan administrator has the sole discretion to provide for the lapse of restrictions in installments.

Unless the applicable award agreement provides otherwise, participants with restricted shares will generally have all of the rights of a shareholder; provided that dividends will only be paid if and when the underlying restricted share vests. RSUs will not be entitled to dividends but may be entitled to receive dividend equivalents if the award agreement provides for them. The rights of participants granted restricted shares or RSUs upon the termination of employment or service to us will be set forth in the award agreement.

Options. Incentive stock options and non-statutory stock options may be granted under the 2025 Plan. An “incentive stock option” means an option intended to qualify for tax treatment applicable to incentive stock options under Section 422 of the Code. A “non-statutory stock option” is an option that is not subject to statutory requirements and limitations required for certain tax advantages that are allowed under specific provisions of the Code. A non-statutory stock option under the 2025 Plan is referred to for federal income tax purposes as a “non-qualified” stock option. Each option granted under the 2025 Plan will be designated as a non-qualified stock option or an incentive stock option. At the discretion of the plan administrator, incentive stock options may be granted only to our employees, employees of our “parent corporation” (as such term is defined in Section 424(e) of the Code) or employees of our subsidiaries.

The exercise period of an option may not exceed ten years from the date of grant and the exercise price may not be less than 100% of the fair market value of a share of common stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to 10% shareholders). The exercise price for common stock subject to an option may be paid in cash, or as determined by the plan administrator in its sole discretion, (i) through any cashless exercise procedure approved by the plan administrator (including the withholding of shares of common stock otherwise issuable upon exercise), (ii) by tendering unrestricted shares of common stock owned by the participant, (iii) with any other form of consideration approved by the plan administrator and permitted by applicable law or (iv) by any combination of these methods. The option holder will have no rights to dividends or distributions or other rights of a shareholder with respect to the shares of common stock subject to an option until the option holder has given written notice of exercise and paid the exercise price and applicable withholding taxes.

In the event of a participant's termination of employment or service, the participant may exercise his or her option (to the extent vested as of such date of termination) for such period of time as specified in his or her option agreement.

Share Appreciation Rights. SARs may be granted either alone (a “Free-Standing Right”) or in conjunction with all or part of any option granted under the 2025 Plan (a “Related Right”). A Free-Standing Right will entitle its holder to receive, at the time of exercise, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of common stock over the base price of the Free-Standing Right (which shall be no less than 100% of the fair market value of the related shares of common stock on the date of grant) multiplied by the number of shares in respect of which the SAR is being exercised. A Related Right will entitle its holder to receive, at the time of exercise of the SAR and surrender of the applicable portion of the related option, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of common stock over the exercise price of the related option multiplied by the number of shares in respect of which the SAR is being exercised. The exercise period of a Free-Standing Right may not exceed ten years from the date of grant. The exercise period of a Related Right will also expire upon the expiration of its related option.

The holder of a SAR will have no rights to dividends or any other rights of a shareholder with respect to the shares of common stock subject to the SAR until the holder has given written notice of exercise and paid the exercise price and applicable withholding taxes.

In the event of a participant's termination of employment or service, the holder of a SAR may exercise his or her SAR (to the extent vested as of such date of termination) for such period of time as specified in his or her SAR agreement.

Other Share-Based Awards. The plan administrator may grant other share-based awards under the 2025 Plan, valued in whole or in part by reference to, or otherwise based on, shares of common stock. The plan administrator will determine the terms and conditions of these awards, including the number of shares of common stock to be granted pursuant to each award, the manner in which the award will be settled, and the conditions to the vesting and payment of the award (including the achievement of performance goals). The rights of participants granted other share-based awards upon the termination of employment or service to us will be set forth in the applicable award agreement. In the event that a bonus is granted in the form of shares of common stock, the shares of common stock constituting such bonus shall, as determined by the plan administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the participant to whom such grant was made and delivered to such participant as soon as practicable after the date on which such bonus is payable. Any dividend or dividend equivalent award issued hereunder shall be subject to the same restrictions, conditions and risks of forfeiture as apply to the underlying award.

Equitable Adjustment and Treatment of Outstanding Awards Upon a Change in Control

Equitable Adjustments. In the event of a merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase, reorganization, special or extraordinary dividend or other extraordinary distribution (whether in the form of shares of common stock, cash or other property), combination, exchange of shares, or other change in corporate structure affecting our shares of common stock, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and kind of securities reserved for issuance under the 2025 Plan; (ii) the kind and number of securities subject to, and the exercise price of, any outstanding options and SARs granted under the 2025 Plan; (iii) the kind, number and purchase price of shares of common stock, or the amount of cash or amount or type of property, subject to outstanding restricted shares, RSUs and other share-based awards granted under the 2025 Plan; and (iv) the terms and conditions of any outstanding awards (including any applicable performance targets). Equitable substitutions or adjustments other than those listed above may also be made as determined by the plan administrator. In addition, the plan administrator may, subject in all events to the requirements of Section 409A of the Code, terminate all outstanding awards for the payment of cash or in-kind consideration having an aggregate fair market value equal to the excess of the fair market value of the shares of common stock, cash or other property covered by such awards over the aggregate exercise price, if any, of such awards, but if the exercise price of any outstanding award is equal to or greater than the fair market value of the shares of common stock, cash or other property covered by such award, the plan administrator may cancel the award without the payment of any consideration to the participant. With respect to awards subject to foreign laws, adjustments will be made in compliance with applicable requirements. Except to the extent determined by the plan administrator, adjustments to ISOs will be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code.

Change in Control. The 2025 Plan provides that, unless otherwise determined by the plan administrator and evidenced in an award agreement, if a “change in control” (as defined below) occurs and a participant is employed by us or any of our affiliates immediately prior to the consummation of the change in control, then the plan administrator, in its sole and absolute discretion, may (i) provide that any unvested or unexercisable portion of an award carrying a right to exercise will become fully vested and exercisable; and (ii) cause the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to any award granted under the 2025 Plan to lapse, and the awards will be deemed fully vested and any performance conditions imposed with respect to such awards will be deemed to be fully achieved at target performance levels. The plan administrator shall have discretion in connection with such change in control to provide that all outstanding and unexercised options and SARs shall expire upon the consummation of such change in control. Notwithstanding the foregoing, in the event that a participant’s employment or service is terminated without cause or resigns for good reason within 24 months following a change in control, the time-vesting portion of any award granted to such participant shall accelerate and vest in full, and the performance-vesting portion of any such award shall vest at target level, in each case upon the date of termination of employment or service of such participant.

For purposes of the 2025 Plan, a “change in control” means, in summary, the occurrence of any of the following events: (i) a person or entity becomes the beneficial owner of more than 50% of our voting power of the Company’s then outstanding securities; (ii) the date on which individuals who constitute the Board as of the Effective Date and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended cease for any reason to constitute a majority of the number of directors serving on the Board; (iii) a merger or consolidation of us or any of our subsidiaries with any other corporation or entity, other than (A) a merger or consolidation that results in our voting securities continuing to represent 50% or more of the combined voting power of the surviving entity or its parent and our Board immediately prior to the merger or consolidation continuing to represent at least a majority of the board of directors of the surviving entity or its parent or (B) a merger or consolidation effected to implement a recapitalization in which no person is or becomes the beneficial owner of our voting securities representing more than 50% of our combined voting power; or (iv) shareholder approval of a plan of our complete liquidation or dissolution or the consummation of an agreement for the sale or disposition of substantially all of our assets, other than (A) a sale or disposition to an entity, more than 50% of the combined voting power of which is owned by our shareholders in substantially the same proportions as their ownership of us immediately prior to such sale; or (B) a sale or disposition to an entity controlled by the Board. However, a change in control will not be deemed to have occurred as a result of any transaction or series of integrated transactions if its sole purpose is to change the state of the Company’s incorporation or to create a holding company following which our shareholders, immediately prior thereto, hold immediately afterward the same proportionate equity interests in the entity that owns all or substantially all of our assets.

Tax Withholding

Each participant will be required to make arrangements satisfactory to the plan administrator regarding payment of up to the maximum statutory tax rates in the participant’s applicable jurisdiction with respect to any award granted under the 2025 Plan, as determined by us. We have the right, to the extent permitted by applicable law, to deduct any such taxes from any payment of any kind otherwise due to the participant. With the approval of the plan administrator, the participant may satisfy the foregoing requirement by either electing to have us withhold from delivery of shares of common stock, cash or other property, as applicable, or by delivering already owned unrestricted shares of common stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. We may also use any other method of obtaining the necessary payment or proceeds, as permitted by applicable law, to satisfy our withholding obligation with respect to any award.

Amendment and Termination of the 2025 Plan

The 2025 Plan provides the Board with authority to amend, alter or terminate the 2025 Plan, but no such action may impair the rights of any participant with respect to outstanding awards without the participant’s consent. The plan administrator may amend an award, prospectively or retroactively, but no such amendment may materially impair the rights of any participant without the participant’s consent. Shareholder approval of any such action will be obtained if required to comply with applicable law. The 2025 Plan will terminate on the tenth anniversary of the Effective Date (although awards granted before that time will remain outstanding in accordance with their terms).

Clawback

If we are required to prepare an accounting restatement of our financial statements due to our material noncompliance (whether one occurrence or a series of occurrences of noncompliance) with any financial reporting requirement under the securities laws, then the plan administrator may require any Section 10D-1(d) of the Exchange Act “executive officer” to repay or forfeit to us that part of the cash or equity incentive compensation received by that Section 10D-1(d) executive officer during the preceding three completed fiscal years that the plan administrator determines was in excess of the amount that such Section 10D-1(d) executive officer would have received had such cash or equity incentive compensation been calculated based on the restated amounts reported in the restated financial statement. The plan administrator may take into account any factors it deems reasonable in determining whether to seek recoupment of previously paid cash or equity incentive compensation and how much of such compensation to recoup from each Section 10D-1(d) executive officer (which shall be made irrespective of any fault, misconduct or responsibility of each Section 10D-1(d) executive officer). The amount and form of the incentive compensation to be recouped shall be determined by the plan administrator in its sole and absolute discretion, and calculated on a pre-tax basis. In addition, any award which is subject to recovery under any applicable laws, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such applicable law, government regulation or stock exchange listing requirement) will be subject to such deductions and clawback as may be required to be made pursuant to such applicable law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such applicable law, government regulation or stock exchange listing requirement).

US Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of awards under the 2025 Plan. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change.

Non-Qualified Stock Options

A participant who has been granted a non-qualified stock option will not recognize taxable income upon the grant of a non-qualified stock option. Rather, at the time of exercise of such non-qualified stock option, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess of the fair market value of the shares of common stock purchased over the exercise price. We generally will be entitled to a tax deduction at such time and in the same amount that the participant recognizes ordinary income. If shares of common stock acquired upon exercise of a non-qualified stock option are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of such exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Incentive Stock Options

In general, no taxable income is realized by a participant upon the grant of an ISO. If shares of common stock are purchased by a participant, or option shares, pursuant to the exercise of an ISO granted under the 2025 Plan and the participant does not dispose of the option shares within the two-year period after the date of grant or within one year after the receipt of such option shares by the participant, such disposition a disqualifying disposition, then, generally (1) the participant will not realize ordinary income upon exercise and (2) upon sale of such option shares, any amount realized in excess of the exercise price paid for the option shares will be taxed to such participant as capital gain (or loss). The amount by which the fair market value of the shares of common stock on the exercise date of an ISO exceeds the purchase price generally will constitute an item which increases the participant’s “alternative minimum taxable income.” If option shares acquired upon the exercise of an ISO are disposed of in a disqualifying disposition, the participant generally would include in ordinary income in the year of disposition an amount equal to the excess of the fair market value of the option shares at the time of exercise (or, if less, the amount realized on the disposition of the option shares), over the exercise price paid for the option shares. Subject to certain exceptions, an option generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, such option will be treated as a nonqualified stock option as discussed above. In general, we will receive an income tax deduction at the same time and in the same amount as the participant recognizes ordinary income.

Share Appreciation Rights

A participant who is granted an SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares of common stock received. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income. The participant’s tax basis in any shares of common stock received upon exercise of an SAR will be the fair market value of the shares of common stock on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Restricted Shares

A participant generally will not be taxed upon the grant of restricted shares, but rather will recognize ordinary income in an amount equal to the fair market value of the restricted shares at the earlier of the time the shares become transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of the Code). We generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares of common stock will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the shares of common stock before the restrictions lapse will be taxable to the participant as additional compensation and not as dividend income, unless the individual has made an election under Section 83(b) of the Code. Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the restricted shares are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such stock is subject to restrictions or transfer and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the shares of common stock equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. We generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.

Restricted Share Units

In general, the grant of RSUs will not result in income for the participant or in a tax deduction for us. Upon the settlement of such an award in cash or shares of common stock, the participant will recognize ordinary income equal to the aggregate value of the payment received, and we generally will be entitled to a tax deduction at the same time and in the same amount.

Other Awards

With respect to other share-based awards, generally when the participant receives payment in respect of the award, the amount of cash and/or the fair market value of any shares of common stock or other property received will be ordinary income to the participant, and we generally will be entitled to a tax deduction at the same time and in the same amount.

New Plan Benefits

Future grants under the 2025 Plan will be made at the discretion of the plan administrator and, except as set forth below, are not yet determinable. Benefits under the 2025 Plan will depend on a number of factors, including the fair market value of our shares of common stock on future dates and the exercise decisions made by participants. Consequently, except as set forth below, at this time, it is not possible to determine the future benefits that might be received by participants receiving discretionary grants under the 2025 Plan.

On May 12, 2025, the Company entered into an executive employment agreement (the “Osborn Employment Agreement”) with Michael Osborn pursuant to which Mr. Osborn serves as Chief Executive Officer of the Company with a start date of May 19, 2025 (the “Start Date”). Pursuant to the Osborn Employment Agreement, Mr. Osborn is entitled to receive 15,000 shares of the Company’s common stock no later than 90 days after the Start Date. In addition, Mr. Osborn is entitled to 7,000 performance RSUs (“PRSUs”) on the one-year anniversary of the State Date and additional 7,000 PRSUs on each successive anniversary of the Start Date thereafter that Mr. Osborn remains employed by the Company as its Chief Executive Officer for a total period of ten years. Moreover, pursuant to the Osborn Employment Agreement, Mr. Osborn shall be entitled to 200,000 PRSUs that shall vest upon the terms and conditions set forth therein.

The following presents, in tabular format, information regarding the PRSUs approved for grant by the Company’s Compensation Committee on May 27, 2025, subject to shareholder approval of the 2025 Plan.

2025 Plan
Name and Position	Dollar Value ($) (1)	Number of Units
Michael Osborn, Chief Executive Officer	$1,630,200	285,000 (2)
Executive Group	$1,630,200	285,000 (2)
Non-Executive Director Group	-	-
Non-Executive Officer Employee Group	-	-

(1) The dollar value is equal to the product of (a) the number of securities approved for grant to the applicable individual multiplied by (b) the $5.72 per share which is closing price of the Company’s common stock on The Nasdaq Capital Market on the record date.

(2) Includes the total potential amount of equity awards which may be granted under the Osborn Employment Agreement at described above.

Vote Required

You may vote “FOR” or “AGAINST” or “ABSTAIN” from voting when voting on the approval of the 2025 Plan. The 2025 Plan will be approved if it receives the affirmative vote of a majority of the shares of common stock represented and voting on the proposal at the annual meeting, provided the affirmative votes represent a majority of the required quorum. Proxies solicited by the Board will be voted “FOR” the 2025 Plan unless shareholders specify a contrary vote.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR this proposal.

6.       SHAREHOLDER PROPOSALS AND NOMINATIONS OF DIRECTORS

6.1       Shareholder Proposals for Inclusion in Next Year’s Proxy Statement

To be considered for inclusion in the proxy statement relating to next year’s annual meeting, a shareholder proposal must be received at our principal executive offices no later than January 30, 2026. Such proposals also will need to comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in Company-sponsored proxy materials. Proposals should be addressed to the Company Secretary, Willamette Valley Vineyards, Inc., 8800 Enchanted Way SE, Turner, Oregon 97392. If the date of the next annual meeting is changed by more than 30 days from the anniversary of this year’s annual meeting, then, to be considered for inclusion in the proxy statement relating to next year’s annual meeting, notice of a shareholder proposal will need to be received by the Company in a reasonable amount of time before the Company begins to print and send its proxy materials.

6.2       Other Shareholder Proposals

If a shareholder wishes to present a shareholder proposal at our next annual meeting that is not intended to be included in the proxy statement pursuant to Rule 14a-8 of the Exchange Act, the shareholder should give notice to our Company Secretary of such proposal. Such notice should be addressed to the Company Secretary, Willamette Valley Vineyards, Inc., 8800 Enchanted Way SE, Turner, Oregon 97392. According to the Company’s bylaws, in order to be timely, such notice must be in writing and received by the Company Secretary, not less than 90 days nor more than 120 days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the 2025 Annual Meeting (no earlier than January 30, 2026, and no later than the close of business on March 1, 2026). However, if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, then notice by the shareholder to be timely must be delivered to the Company’s Secretary not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 15th day following the day on which public announcement of the date of such meeting is first made. Therefore, in the event a shareholder does not notify the Company of an intent to present a shareholder proposal at the Company’s 2026 Annual Meeting within the timeframe outlined above, the Company’s management will have the right to exercise their discretionary authority to vote proxies received for such meeting with respect to any such proposal.

6.3       Shareholder Director Nominations

The independent members of the Board of Directors select and recommend to the Board of Directors for approval nominees for director and committee member positions. The Board then considers the recommendation of these directors and decides which nominees to present to the Company’s shareholders for election to the Board of Directors.

Shareholders who wish to submit a proposed nominee for election to the Board of Directors of the Company for consideration by the Board should send written notice to the Chairperson of the Board of Directors, Willamette Valley Vineyards, Inc., 8800 Enchanted Way SE, Turner, Oregon 97392 no later than March 1, 2026. Such notification should set forth the name and address of such nominee or nominees and a description of all arrangements or understandings between the shareholder and each nominee or any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder, as well as all information relating to the proposed nominee as is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act. Additionally, such notice must include the proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; the name and address of such shareholder or beneficial owner on whose behalf the nomination is being made; the number of shares of the Company owned beneficially and of record by such shareholder or beneficial owner; and a representation that such shareholder intends to vote such stock at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice. The Board will consider shareholder nominees on the same terms as nominees selected by the Board.

7.       RESULTS OF THE ANNUAL MEETING

The Company intends to announce preliminary voting results at the Annual Meeting and will publish final results within four business days of the Annual Meeting in a Current Report on Form 8-K, which the Company will file with the SEC.

8.       HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies. The Company has implemented householding rules with respect to our shareholders of record. Additionally, a number of brokers with account holders who are shareholders may be “householding” the Company’s proxy materials. If a shareholder receives a householding notification from his, her or its broker, a single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder. Once a shareholder has received notice from his/her broker that they will be “householding” communications to such shareholders address, “householding” will continue until you are notified otherwise.

Shareholders who currently receive multiple copies of the Notice of Internet Availability at their address and would like to request “householding” of their communications should contact their broker. In addition, if any shareholder that receives a “householding” notification wishes to receive a separate Notice of Internet Availability at his, her or its address, such shareholder should also contact his, her or its broker directly. Shareholders who wish to receive multiple copies may also contact the Company c/o Company Secretary, Willamette Valley Vineyards, Inc., 8800 Enchanted Way SE, Turner, Oregon 97392, Telephone Number: (503) 588-9463. The Company undertakes to provide all such additional copies of the proxy materials upon request.

Shareholders of record sharing an address can request delivery of a single copy of our annual reports, proxy statements, and Notices of Internet Availability of Proxy Materials by contacting the Company at: c/o Company Secretary, Willamette Valley Vineyards, Inc., 8800 Enchanted Way SE, Turner, Oregon 97392.

9.        COST OF SOLICITATION

The cost of soliciting proxies will be borne by the Company. In addition to use of the mails, proxies may be solicited personally, by telephone or by email by directors, officers and employees of the Company, who will not be specially compensated for such activities. Your cooperation in promptly completing and returning the enclosed proxy to vote your shares of Common Stock will help to avoid additional expense.

10.       ADDITIONAL INFORMATION

A copy of the Company’s Annual Report accompanies this Proxy Statement. The Company is required to file an Annual Report on Form 10-K with the SEC. Shareholders may obtain, free of charge, a copy of the Annual Report on the website maintained by the SEC at www.sec.gov or by writing to the Company Secretary, Willamette Valley Vineyards, Inc., 8800 Enchanted Way SE, Turner, Oregon 97392, or they may access a copy through links provided on the Company’s website: www.wvv.com. The information on the Company’s website is not part of this Proxy Statement.

By Order of the Board of Directors

James W. Bernau

Chairperson of the Board

May 30, 2025

You invested in WILLAMETTE VALLEY VINEYARDS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on July 12, 2025.

Get informed before you vote

View the Annual Report and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 28, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*	Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items			Board Recommends
1.	Election of Director to be elected for terms expiring in 2028
Nominee:
	01)	James Ellis	For
2.	Ratification of appointment of Moss-Adams, LLP as the independent registered public accounting firm of Willamette Valley Vineyards, Inc. for the year ending December 31, 2025.		For
3.	Approval of the Company’s 2025 Omnibus Equity Incentive Plan.		For
NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholders of Willamette Valley Vineyards, Inc. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s), but if no direction is made, this proxy will be voted “FOR” each of the proposals identified above.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V75707-P33018

SCAN TO VIEW MATERIALS & VOTE

WILLAMETTE VALLEY VINEYARDS, INC. 8800 ENCHANTED WAY SE TURNER, OR 97392

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on July 11, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on July 11, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	V75704-P33018	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

WILLAMETTE VALLEY VINEYARDS, INC.	For	Withhold	For All	To withhold authority to vote for any individual nominee(s),
The Board of Directors recommends you vote FOR the following:	All	All	Except	mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1. Election of Director to be elected for terms expiring in 2028	☐	☐	☐

Nominee:

01) James Ellis

The Board of Directors recommends you vote FOR the following proposals:		For	Against	Abstain

2.	Ratification of appointment of Moss-Adams, LLP as the independent registered public accounting firm of Willamette Valley Vineyards, Inc. for the year ending December 31, 2025.	☐	☐	☐

3.	Approval of the Company’s 2025 Omnibus Equity Incentive Plan.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholders of Willamette Valley Vineyards, Inc. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s), but if no direction is made, this proxy will be voted “FOR” each of the proposals identified above.

Please sign exactly as name appears on the Share Certificates. When shares are held by joint tenants, all should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Annual Report and Proxy Statement are available at www.proxyvote.com

V75705-P33018

WILLAMETTE VALLEY VINEYARDS, INC.
Annual Meeting of Shareholders
Saturday July 12, 2025 11:00 AM
This proxy is solicited by the Board of Directors

Willamette Valley Vineyards, lnc. 8800 Enchanted Way SE, Turner, Oregon 97392

This proxy appointing James W. Bernau and Jan Green Bernau as proxy holders is solicited by the Board of Directors for use at the Annual Meeting of Stockholders on July 12, 2025 and at any adjournments or postponements thereof.

The undersigned shareholder of Willamette Valley Vineyards, lnc. hereby appoints James W. Bernau and Jan Green Bernau, and each of them, with power of substitution to each, to attend the Annual Meeting of Shareholders of said corporation to be held July 12, 2025, at 11 AM Pacific Time, at Willamette Valley Vineyards, and any adjournments or postponements thereof, and to vote the shares of the undersigned at such meeting with respect to the proposals, as indicated on the reverse side of this page, with all powers that the undersigned would have if acting in person; and with discretionary authority to act on such other matters as may properly come before said meeting or any adjournments or postponements thereof.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED SPECIFICALLY ON THE PROPOSALS LISTED ON THE REVERSE SIDE HEREOF AS THERE SPECIFIED. WHERE NO SPECIFICATION IS MADE, SAID SHARES SHALL BE VOTED FOR THE PROPOSALS.

Continued and to be signed on reverse side

APPENDIX A

WILLAMETTE VALLEY VINEYARDS, INC.
2025 OMNIBUS EQUITY INCENTIVE PLAN

Section 1.	Purpose of Plan.

The name of the Plan is the Willamette Valley Vineyards, Inc. 2025 Omnibus Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (i) provide an additional incentive to selected employees, directors, and independent contractors of the Company or its Affiliates whose contributions are essential to the growth and success of the Company, (ii) strengthen the commitment of such individuals to the Company and its Affiliates, (iii) motivate those individuals to faithfully and diligently perform their responsibilities and (iv) attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. To accomplish these purposes, the Plan provides that the Company may grant Options, Share Appreciation Rights, Restricted Share, Restricted Share Units, Other Share-Based Awards or any combination of the foregoing.

Section 2.	Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)       “Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 hereof.

(b)       “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified as of any date of determination.

(c)       “Applicable Laws” means the applicable requirements under U.S. federal and state corporate laws, U.S. federal and state securities laws, including the Code, any Share exchange or quotation system on which the Common Shares are listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan, as are in effect from time to time.

(d)       “Award” means any Option, Share Appreciation Right, Restricted Share, Restricted Share Unit or Other Share-Based Awards granted under the Plan.

(e)       “Award Agreement” means any written notice, agreement, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

(f)       “Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.

(g)       “Board” means the Board of Directors of the Company.

(h)       “Bylaws” mean the bylaws of the Company, as may be amended and/or restated from time to time.

(i)        “Cause” shall mean, unless otherwise specifically provided in any applicable Award Agreement or in any other written agreement entered into between the Company and a Participant, with respect to any Participant: means (i) indictment (or being formally charged) or plea of “guilty” or “no contest” to any felony or a crime involving serious moral turpitude by the Participant; (ii) substance abuse that in any manner materially interferes with the performance of Participant’s duties; (iii) repeated and material failure or refusal by the Participant to perform any or all of his or her duties or to follow the lawful and proper directives of the person to whom he or she reports that are within the scope of his or her duties; (iv) a breach by the Participant of Participant’s employment agreement or offer letter or similar agreement, if any, or breach by the Participant of any non-solicitation, non-competition, non-disclosure or similar restrictive covenant owed to the Company or any of its Subsidiaries or Affiliates; (v) violation by the Participant of any policies, procedures and directives of the Company or any of its Subsidiaries or Affiliates as may be contained in any employee handbook, manual, or otherwise, of, or issued by the Company or any of its Subsidiaries or Affiliates from time to time; (vi) gross negligence or gross misconduct by the Participant; (vii) chronic unexcused absences from work by the Participant for reasons other than illness or incapacity; or (viii) commission of any act or omission by the Participant involving (1) dishonesty or moral turpitude which causes harm or embarrassment to the business or reputation of the Company or any of its Subsidiaries or Affiliates, or (2) fraud.

(j)          “Change in Capitalization” means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, Common Shares or other property), Share split, reverse Share split, share subdivision or consolidation, (iii) combination or exchange of shares or (iv) other change in corporate structure, which, in any such case, the Administrator determines, in its sole discretion, affects the Common Shares such that an adjustment pursuant to Section 5 hereof is appropriate.

(k)          “Change in Control” means the first occurrence of an event set forth in any one of the following paragraphs following the Effective Date:

(1)       any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person which were acquired directly from the Company or any Affiliate thereof) representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (3) below; or

(2)       the date on which individuals who constitute the Board as of the Effective Date and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended cease for any reason to constitute a majority of the number of directors serving on the Board; or

(3)       there is consummated a merger or consolidation of the Company or any direct or indirect Subsidiary with any other corporation or other entity, other than (i) a merger or consolidation (A) which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, fifty percent (50%) or more of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and (B) following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger or consolidation is then a Subsidiary, the ultimate parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities; or

(4)       the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by shareholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.

Notwithstanding the foregoing, (i) a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Common Shares immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions and (ii) to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a Change in Control shall be deemed to have occurred under the Plan with respect to any Award that constitutes deferred compensation under Section 409A of the Code only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code. For purposes of this definition of Change in Control, the term “Person” shall not include (i) the Company or any Subsidiary thereof, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary thereof, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company. Notwithstanding anything herein to the contrary, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transactions.

(l)       “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

(m)     “Committee” means any committee or subcommittee the Board (including, but not limited to the Compensation Committee) may appoint to administer the Plan. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and any other qualifications required by the applicable stock exchange on which the Common Shares are traded.

(n)       “Common Share” or “Share” means shares of common stock of the Company, par value $0.001 per share.

(o)       “Company” means Willamette Valley Vineyards, Inc., an Oregon corporation (or any successor company, except as the term “Company” is used in the definition of “Change in Control” above).

(p)       “Covered Executive” means any Executive Officer that (1) has received Incentive Compensation (A) during the Look-Back Period (as defined in Section 27) and (B) after beginning service as an Executive Officer; and (2) served as an Executive Officer at any time during the performance period for the applicable Incentive Compensation.

(q)       “Disability” has the same meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement then in effect between the Participant and the Company or any of its Subsidiaries or Affiliates or, if no such agreement exists or if such agreement does not define “Disability,” then “Disability” shall mean the inability of the Participant to perform the essential functions of the Participant’s job by reason of a physical or mental infirmity, for a period of three (3) consecutive months or for an aggregate of six (6) months in any twelve (12) consecutive month period.

(r)       “Effective Date” has the meaning set forth in Section 17 hereof.

(s)          “Eligible Recipient” means an employee, director or independent contractor of the Company or any Affiliate of the Company who has been selected as an eligible participant by the Administrator; provided, however, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, an Eligible Recipient of an Option or a Share Appreciation Right means an employee, non-employee director or independent contractor of the Company or any Affiliate of the Company with respect to whom the Company is an “eligible issuer of service recipient stock” within the meaning of Section 409A of the Code.

(t)          “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(u)          “Executive Officer” means any “executive officer” as defined in Section 10D-1(d) of the Exchange Act whom the Board (or the Committee, as applicable) has determined is subject to the reporting requirements of Section 10D of the Exchange Act, and includes any person who is the Company’s president, principal financial officer, principal accounting officer (or if there is no such accounting officer, the controller), any vice-president of the issuer in charge of a principal business unit, division, or function (such as sales, administration, or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company (with any executive officers of the Company’s parent(s) or subsidiaries being deemed Executive Officers of the Company if they perform such policy making functions for the Company). All Executive Officers of the Company identified by the Board (or the Committee, as applicable) pursuant to 17 CFR 229.401(b) shall be deemed an “Executive Officer.”

(v)          “Exempt Award” shall mean the following:

(1)       An Award granted in assumption of, or in substitution for, outstanding awards previously granted by a corporation or other entity acquired by the Company or any of its Subsidiaries or with which the Company or any of its Subsidiaries combines by merger or otherwise. The terms and conditions of any such Awards may vary from the terms and conditions set forth in the Plan to the extent the Administrator at the time of grant may deem appropriate, subject to Applicable Laws.

(2)       An “employment inducement” award as described in the applicable stock exchange listing manual or rules may be granted under the Plan from time to time. The terms and conditions of any “employment inducement” award may vary from the terms and conditions set forth in the Plan to such extent as the Administrator at the time of grant may deem appropriate, subject to Applicable Laws.

(3)       An Award that an Eligible Recipient purchases at Fair Market Value (including Awards that an Eligible Recipient elects to receive in lieu of fully vested compensation that is otherwise due) whether or not the Common Shares are delivered immediately or on a deferred basis.

(w)          “Exercise Price” means, (i) with respect to any Option, the per share price at which a holder of such Option may purchase a Common Share issuable upon exercise of such Award, and (ii) with respect to a Share Appreciation Right, the base price per share of such Share Appreciation Right.

(x)          “Fair Market Value” of a Common Share or another security as of a particular date shall mean the fair market value, as determined by the Administrator in its sole discretion; provided, that, (i) if the Common Share or other security is admitted or to trading on a national securities exchange, the fair market value on any date shall be the closing sale price reported on such date, or if no shares were traded on such date, on the last preceding date for which there was a sale of a Common Share on such exchange, or (ii) if the Common Share or other security is then traded in an over-the-counter market, the fair market value on any date shall be the average of the closing bid and asked prices for such share in such over-the-counter market for the last preceding date on which there was a sale of such share in such market.

(y)         “Free Standing Rights” has the meaning set forth in Section 8.

(z)          “Good Reason” has the meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Good Reason,” “Good Reason” and any provision of this Plan that refers to “Good Reason” shall not be applicable to such Participant.

(aa)        “Incentive Compensation” shall be deemed to be any compensation (including any Award or any other short-term or long-term cash or equity incentive award or any other payment) that is granted, earned, or vested based wholly or in part upon the attainment of any financial reporting measure (i.e., any measures that are determined and presented in accordance with the accounting principles used in preparing the Company’s financial statements, and any measure that is derived wholly or in part from such measures, including stock price and total shareholder return). For the avoidance of doubt, financial reporting measures include “non-GAAP financial measures” for purposes of Exchange Act Regulation G and 17 CFR 229.10, as well as other measures, metrics and ratios that are not non-GAAP measures, like same store sales. Financial reporting measures may or may not be included in a filing with the Securities and Exchange Commission, and may be presented outside the Company’s financial statements, such as in Management’s Discussion and Analysis of Financial Conditions and Results of Operations or the performance graph.

(bb)       “ISO” means an Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(cc)        “Nonqualified Stock Option” shall mean an Option that is not designated as an ISO.

(dd)        “Option” means an option to purchase Common Shares granted pursuant to Section 7 hereof. The term “Option” as used in the Plan includes the terms “Nonqualified Stock Option” and “ISO.”

(ee)        “Other Share-Based Award” means a right or other interest granted pursuant to Section 10 hereof that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, a Common Share, including, but not limited to, an unrestricted Common Share, dividend equivalents or performance units, each of which may be subject to the attainment of performance goals or a period of continued provision of service or employment or other terms or conditions as permitted under the Plan.

(ff)          “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 below, to receive grants of Awards, and, upon a Participant’s death, the Participant’s successors, heirs, executors and administrators, as the case may be.

(gg)        “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.

(hh)       “Plan” means this 2025 Omnibus Equity Incentive Plan.

(ii)         “Related Rights” has the meaning set forth in Section 8.

(jj)         “Restricted Period” has the meaning set forth in Section 9.

(kk)        “Restricted Share” means a Common Share granted pursuant to Section 9 below subject to certain restrictions that lapse at the end of a specified period (or periods) of time and/or upon attainment of specified performance objectives.

(ll)          “Restricted Share Unit” means the right granted pursuant to Section 9 hereof to receive a Common Share at the end of a specified restricted period (or periods) of time and/or upon attainment of specified performance objectives.

(mm)     “Rule 16b-3” has the meaning set forth in Section 3.

(nn)       “Share Appreciation Right” means a right granted pursuant to Section 8 hereof to receive an amount equal to the excess, if any, of (i) the aggregate Fair Market Value, as of the date such Award or portion thereof is surrendered, of the Common Shares covered by such Award or such portion thereof, over (ii) the aggregate Exercise Price of such Award or such portion thereof.

(oo)       “Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than 50% of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person.

(pp)       “Transfer” has the meaning set forth in Section 15.

Section 3.	Administration.

(a)          The Plan shall be administered by the Administrator and shall be administered, to the extent applicable, in accordance with Rule 16b-3 under the Exchange Act (“Rule 16b-3”).

(b)          Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:

(1)       to select those Eligible Recipients who shall be Participants;

(2)       to determine whether and to what extent Options, Share Appreciation Rights, Restricted Share, Restricted Share Units, Other Share-Based Awards or a combination of any of the foregoing, are to be granted hereunder to Participants;

(3)       to determine the number of Common Shares to be covered by each Award granted hereunder;

(4)       to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder (including, but not limited to, (i) the restrictions applicable to Restricted Share or Restricted Share Units and the conditions under which restrictions applicable to such Restricted Share or Restricted Share Units shall lapse, (ii) the performance goals and periods applicable to Awards, (iii) the Exercise Price of each Option and each Share Appreciation Right or the purchase price of any other Award, (iv) the vesting schedule and terms applicable to each Award, (v) the number of Common Shares or amount of cash or other property subject to each Award and (vi) subject to the requirements of Section 409A of the Code (to the extent applicable) any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating the payment schedules of such Awards and/or, to the extent specifically permitted under the Plan, accelerating the vesting schedules of such Awards);

(5)       to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Awards;

(6)       to determine the Fair Market Value in accordance with the terms of the Plan;

(7)       to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s service or employment for purposes of Awards granted under the Plan;

(8)       to adopt, alter and repeal such administrative rules, regulations, guidelines and practices governing the Plan as it shall from time to time deem advisable;

(9)       to construe and interpret the terms and provisions of, and supply or correct omissions in, the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan; and

(10)     to prescribe, amend and rescind rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-United States laws or for qualifying for favorable tax treatment under applicable non-United States laws, which rules and regulations may be set forth in an appendix or appendixes to the Plan.

(c)          Subject to Section 5, neither the Board nor the Committee shall have the authority to reprice or cancel and regrant any Award at a lower exercise, base or purchase price or cancel any Award with an exercise, base or purchase price in exchange for cash, property or other Awards without first obtaining the approval of the Company’s shareholders.

(d)          All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all Persons, including the Company and the Participants.

(e)          The expenses of administering the Plan (which for the avoidance of doubt does not include the costs of any Participant) shall be borne by the Company and its Affiliates.

(f)          If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the Articles of Incorporation or Bylaws of the Company, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee’s members.

Section 4.	Common Shares Reserved for Issuance Under the Plan.

(a)          Subject to Section 5 hereof, the number of Common Shares that are reserved and available for issuance pursuant to Awards granted under the Plan shall be equal to 1,241,132; provided, that, Common Shares issued under the Plan with respect to an Exempt Award shall not count against such share limit.

(b)          Common Shares issued under the Plan may, in whole or in part, be authorized but unissued Common Shares or Common Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If an Award entitles the Participant to receive or purchase Common Shares, the number of Common Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Common Shares available for granting Awards under the Plan. If any Award expires, lapses or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of Common Shares subject to such Award being repurchased by the Company at or below the original issuance price), in any case in a manner that results in any Common Share covered by such Award not being issued or being so reacquired by the Company, the unused Common Shares covered by such Award shall again be available for the grant of Awards under the Plan. Notwithstanding the foregoing, Common Shares surrendered or withheld as payment of either the Exercise Price of an Award (including Shares otherwise underlying a Share Appreciation Right that are retained by the Company to account for the Exercise Price of such Share Appreciation Right) and/or withholding taxes in respect of an Award shall no longer be available for grant under the Plan. In addition, (1) to the extent an Award is denominated in Common Shares, but paid or settled in cash, the number of Common Shares with respect to which such payment or settlement is made shall again be available for grants of Awards pursuant to the Plan, and (2) Common Shares underlying Awards that can only be settled in cash shall not be counted against the aggregate number of Common Shares available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of Common Shares as to which the Award is exercised and, notwithstanding the foregoing, such number of Common Shares shall no longer be available for grant under the Plan.

(c)       No more than 1,241,132 Common Shares shall be issued pursuant to the exercise of ISOs.

Section 5.	Equitable Adjustments.

In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and kind of securities reserved for issuance under the Plan pursuant to Section 4, (ii) the kind, number of securities subject to, and the Exercise Price subject to outstanding Options and Share Appreciation Rights granted under the Plan, (iii) the kind, number and purchase price of a Common Share or other securities or the amount of cash or amount or type of other property subject to outstanding Restricted Share, Restricted Share Units or Other Share-Based Awards granted under the Plan; and/or (iv) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); provided, however, that any fractional shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, but subject in all events to the requirements of Section 409A of the Code, for the cancellation of any outstanding Award granted hereunder in exchange for payment in cash or other property having an aggregate Fair Market Value equal to the Fair Market Value of a Common Share, cash or other property covered by such Award, reduced by the aggregate Exercise Price or purchase price thereof, if any; provided, however, that if the Exercise Price or purchase price of any outstanding Award is equal to or greater than the Fair Market Value of the Common Shares, cash or other property covered by such Award, the Administrator may cancel such Award without the payment of any consideration to the Participant. Further, without limiting the generality of the foregoing, with respect to Awards subject to foreign laws, adjustments made hereunder shall be made in compliance with applicable requirements. Except to the extent determined by the Administrator, any adjustments to ISOs under this Section 5 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code. The Administrator’s determinations pursuant to this Section 5 shall be final, binding and conclusive.

Section 6.	Eligibility.

The Participants in the Plan shall be selected from time to time by the Administrator, in its sole discretion, from those individuals that qualify as Eligible Recipients.

Section 7.	Options.

(a)       General. Options granted under the Plan shall be designated as Nonqualified Share Options or ISOs. Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option, and whether the Option is intended to be an ISO or a Nonqualified Share Option (and in the event the Award Agreement has no such designation, the Option shall be a Nonqualified Stock Option). The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement.

(b)       Exercise Price. The Exercise Price of a Common Share purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of a Common Share on the date of grant.

(c)       Option Term. The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten (10) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement. Notwithstanding the foregoing, subject to Section 4(d) of the Plan, the Administrator shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as the Administrator, in its sole discretion, deems appropriate.

(d)          Exercisability. Each Option shall be subject to vesting or becoming exercisable at such time or times and subject to such terms and conditions, including the attainment of performance goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion.

(e)          Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of whole Common Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Common Share so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of a Common Share otherwise issuable upon exercise), (ii) in the form of a share of unrestricted Common Share already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Common Share as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by Applicable Laws or (iv) any combination of the foregoing.

(f)           ISOs. The terms and conditions of ISOs granted hereunder shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations and administrative procedures established by the Administrator from time to time in accordance with the Plan. At the discretion of the Administrator, ISOs may be granted only to an employee of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company.

(1)       ISO Grants to 10% Shareholders. Notwithstanding anything to the contrary in the Plan, if an ISO is granted to a Participant who owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company, the term of the ISO shall not exceed five (5) years from the time of grant of such ISO and the Exercise Price shall be at least one hundred and ten percent (110%) of the Fair Market Value of the Common Share on the date of grant.

(2)       $100,000 Per Year Limitation For ISOs. To the extent the aggregate Fair Market Value (determined on the date of grant) of the Common Share for which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess ISOs shall be treated as Nonqualified Stock Options.

(3)       Disqualifying Dispositions. Each Participant awarded an ISO under the Plan shall notify the Company in writing immediately after the date the Participant makes a “disqualifying disposition” of any Common Share acquired pursuant to the exercise of such ISO. A “disqualifying disposition” is any disposition (including any sale) of such Common Share before the later of (i) two (2) years after the date of grant of the ISO and (ii) one (1) year after the date the Participant acquired the Common Share by exercising the ISO. The Company may, if determined by the Administrator and in accordance with procedures established by it, retain possession of any Common Share acquired pursuant to the exercise of an ISO as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Common Share.

(g)          Rights as Shareholder. A Participant shall have no rights to dividends, dividend equivalents or distributions or any other rights of a shareholder with respect to the Common Share subject to an Option until the Participant has given written notice of the exercise thereof, and has paid in full for such Common Share and has satisfied the requirements of Section 15 hereof.

(h)          Termination of Employment or Service. Treatment of an Option upon termination of employment of a Participant shall be provided for by the Administrator in the Award Agreement.

(i)           Other Change in Employment or Service Status. An Option shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment status or service status of a Participant, in the discretion of the Administrator.

Section 8.	Share Appreciation Rights.

(a)          General. Share Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Related Rights may be granted either at or after the time of the grant of such Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Share Appreciation Rights shall be made. Each Participant who is granted a Share Appreciation Right shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of Common Shares to be awarded, the Exercise Price per Common Share, and all other conditions of Share Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Common Shares than are subject to the Option to which it relates. The provisions of Share Appreciation Rights need not be the same with respect to each Participant. Share Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.

(b)          Awards; Rights as Shareholder. A Participant shall have no rights to dividends or any other rights of a Shareholder with respect to Common Shares, if any, subject to a Share Appreciation Right until the Participant has given written notice of the exercise thereof and has satisfied the requirements of Section 15 hereof.

(c)          Exercise Price. The Exercise Price of a Common Share purchasable under a Share Appreciation Right shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of a Share Appreciation Right be less than one hundred percent (100%) of the Fair Market Value of a Common Share on the date of grant.

(d)          Exercisability.

(1)       Share Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.

(2)       Share Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 hereof and this Section 8 of the Plan.

(e)          Payment Upon Exercise.

(1)       Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Common Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price per share specified in the Free Standing Right multiplied by the number of Common Shares in respect of which the Free Standing Right is being exercised.

(2)       A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Common Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price specified in the related Option multiplied by the number of Common Shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

(3)       Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Share Appreciation Right in cash (or in any combination of Common Shares and cash).

(f)           Termination of Employment or Service. Treatment of a Share Appreciation Right upon termination of employment of a Participant shall be provided for by the Administrator in the Award Agreement.

(g)          Term.

(1)       The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.

(2)       The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.

(h)          Other Change in Employment or Service Status. Share Appreciation Rights shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment or service status of a Participant, in the discretion of the Administrator.

Section 9.	Restricted Share and Restricted Share Units.

(a)          General. Restricted Share or Restricted Share Units may be issued under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Restricted Share or Restricted Share Units shall be made. Each Participant who is granted Restricted Share or Restricted Share Units shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of Common Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Share or Restricted Share Units; the period of time restrictions, performance goals or other conditions that apply to transferability, delivery or vesting of such Awards (the “Restricted Period”); and all other conditions applicable to the Restricted Share and Restricted Share Units. If the restrictions, performance goals or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Share or Restricted Share Units, in accordance with the terms of the grant. The provisions of the Restricted Share or Restricted Share Units need not be the same with respect to each Participant.

(b)          Awards and Certificates. Except as otherwise provided below in Section 9(c), (i) each Participant who is granted an Award of Restricted Share may, in the Company’s sole discretion, be issued a share certificate in respect of such Restricted Share; and (ii) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to any such Award. The Company may require that the share certificates, if any, evidencing Restricted Share granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Award of Restricted Share, the Participant shall have delivered a share transfer form, endorsed in blank, relating to the Common Shares covered by such Award. Certificates for unrestricted Common Shares may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in such Restricted Share Award. With respect to Restricted Share Units to be settled in Common Shares, at the expiration of the Restricted Period, share certificates in respect of the Common Shares underlying such Restricted Share Units may, in the Company’s sole discretion, be delivered to the Participant, or Participant’s legal representative, in a number equal to the number of Common Shares underlying the Restricted Share Units Award. Notwithstanding anything in the Plan to the contrary, any Restricted Share or Restricted Share Units to be settled in Common Shares (at the expiration of the Restricted Period, and whether before or after any vesting conditions have been satisfied) may, in the Company’s sole discretion, be issued in uncertificated form. Further, notwithstanding anything in the Plan to the contrary, with respect to Restricted Share Units, at the expiration of the Restricted Period, Common Shares, or cash, as applicable, shall promptly be issued (either in certificated or uncertificated form) to the Participant, unless otherwise deferred in accordance with procedures established by the Company in accordance with Section 409A of the Code, and such issuance or payment shall in any event be made within such period as is required to avoid the imposition of a tax under Section 409A of the Code.

(c)           Restrictions and Conditions. The Restricted Share or Restricted Share Units granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or, subject to Section 409A of the Code where applicable, thereafter:

(1)       The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance goals, the Participant’s termination of employment or service with the Company or any Affiliate thereof, or the Participant’s death or Disability. Notwithstanding the foregoing, upon a Change in Control, the outstanding Awards shall be subject to Section 11 hereof.

(2)       Except as provided in the applicable Award Agreement, the Participant shall generally have the rights of a shareholder of the Company with respect to Restricted Share during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to an Award, shall only become payable if (and to the extent) the underlying Restricted Share vests. Except as provided in the applicable Award Agreement, the Participant shall generally not have the rights of a shareholder with respect to Common Shares subject to Restricted Share Units during the Restricted Period; provided, however, that, subject to Section 409A of the Code, an amount equal to dividends declared during the Restricted Period with respect to the number of Common Shares covered by Restricted Share Units shall, solely to the extent the right to receive such dividends is set forth in an Award Agreement, be paid to the Participant at the time (and to the extent) Common Shares in respect of the related Restricted Share Units are delivered to the Participant. Certificates for unrestricted Common Shares may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Share or Restricted Share Units, except as the Administrator, in its sole discretion, shall otherwise determine.

(3)       The rights of Participants granted Restricted Share or Restricted Share Units upon termination of employment or service as a director or independent contractor to the Company or to any Affiliate thereof terminates for any reason during the Restricted Period shall be set forth in the Award Agreement.

(d)          Form of Settlement. The Administrator reserves the right in its sole discretion to provide (either at or after the grant thereof) that any Restricted Share Unit represents the right to receive the amount of cash per unit that is determined by the Administrator in connection with the Award.

Section 10.	Other Share-Based Awards.

Other Share-Based Awards may be issued under the Plan. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the individuals to whom and the time or times at which such Other Share-Based Awards shall be granted. Each Participant who is granted an Other Share-Based Award shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of Common Shares to be granted pursuant to such Other Share-Based Awards, or the manner in which such Other Share-Based Awards shall be settled (e.g., in Common Shares, cash or other property), or the conditions to the vesting and/or payment or settlement of such Other Share-Based Awards (which may include, but not be limited to, achievement of performance criteria) and all other terms and conditions of such Other Share-Based Awards. In the event that the Administrator grants a bonus in the form of Common Shares, the Common Shares constituting such bonus shall, as determined by the Administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such bonus is payable. Notwithstanding anything set forth in the Plan to the contrary, any dividend or dividend equivalent Award issued hereunder shall be subject to the same restrictions, conditions and risks of forfeiture as apply to the underlying Award.

Section 11.	Change in Control.

Unless otherwise determined by the Administrator and evidenced in an Award Agreement, in the event that (a) a Change in Control occurs, and (b) the Participant is employed by, or otherwise providing services to, the Company or any of its Affiliates immediately prior to the consummation of such Change in Control then upon the consummation of such Change in Control, the Administrator, in its sole and absolute discretion, may:

(a)       provide that any unvested or unexercisable portion of any Award carrying a right to exercise to become fully vested and exercisable; and

(b)       cause the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an Award granted under the Plan to lapse and such Awards shall be deemed fully vested and any performance conditions imposed with respect to such Awards shall be deemed to be fully achieved at target performance levels.

If the Administrator determines in its discretion pursuant to Section 3(b)(4) hereof to accelerate the vesting of Options and/or Share Appreciation Rights in connection with a Change in Control, the Administrator shall also have discretion in connection with such action to provide that all Options and/or Share Appreciation Rights outstanding immediately prior to such Change in Control shall expire on the effective date of such Change in Control. Notwithstanding the foregoing, in the event that a Participant’s employment or service is terminated without Cause (or Participant resigns for Good Reason) within twenty-four (24) months following a Change in Control, the time-vesting portion of any Award granted to such Participant shall accelerate and vest in full, and the performance-vesting portion of any such Award shall vest at target level, in each case upon the date of termination of employment or service of such Participant.

Section 12.	Amendment and Termination.

The Board may amend, alter or terminate the Plan at any time, but no amendment, alteration or termination shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant’s consent. The Board shall obtain approval of the Company’s shareholders for any amendment that would require such approval in order to satisfy the requirements of any rules of the stock exchange on which the Common Shares are traded or other Applicable Law. Subject to Section 3(c), the Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 5 of the Plan and the immediately preceding sentence, no such amendment shall materially impair the rights of any Participant without his or her consent.

Section 13.	Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Section 14.	Withholding Taxes.

Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for purposes of applicable taxes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of an amount up to the maximum statutory tax rates in the Participant’s applicable jurisdiction with respect to the Award, as determined by the Company. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by Applicable Laws, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any applicable withholding tax requirements related thereto. Whenever Common Shares or property other than cash are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related taxes to be withheld and applied to the tax obligations; provided, that, with the approval of the Administrator, a Participant may satisfy the foregoing requirement by either (i) electing to have the Company withhold from delivery of Common Shares or other property, as applicable, or (ii) delivering already owned unrestricted Common Shares, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. Such already owned and unrestricted Common Shares shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined and any fractional share amounts resulting therefrom shall be settled in cash. Such an election may be made with respect to all or any portion of the Common Shares to be delivered pursuant to an Award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by Applicable Laws, to satisfy its withholding obligation with respect to any Award.

Section 15.	Transfer of Awards.

Until such time as the Awards are fully vested and/or exercisable in accordance with the Plan or an Award Agreement, no purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof in violation of the provisions of the Plan or an Award Agreement will be valid, except with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator. Any purported Transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio and shall not create any obligation or liability of the Company, and any Person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of such Common Shares or other property underlying such Award. Unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, an Option or a Share Appreciation Right may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal Disability, by the Participant’s guardian or legal representative.

Section 16.	Continued Employment or Service.

Neither the adoption of the Plan nor the grant of an Award shall confer upon any Eligible Recipient any right to continued employment or service with the Company or any Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or any Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.

Section 17.	Effective Date.

The Plan was approved by the Board on May 27, 2025 and shall be adopted and become effective on the date that it is approved by the Company’s shareholders (the “Effective Date”).

Section 18.	Electronic Signature.

Participant’s electronic signature of an Award Agreement shall have the same validity and effect as a signature affixed by hand.

Section 19.	Term of Plan.

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

Section 20.	Securities Matters and Regulations.

(a)       Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver Common Shares with respect to any Award granted under the Plan shall be subject to all Applicable Laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing Common Shares pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.

(b)       Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of Common Shares is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Common Shares, no such Award shall be granted or payment made or Common Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.

(c)       In the event that the disposition of Common Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Exchange Act and is not otherwise exempt from such registration, such Common Shares shall be restricted against transfer to the extent required by the Exchange Act or regulations thereunder, and the Administrator may require a Participant receiving Common Shares pursuant to the Plan, as a condition precedent to receipt of such Common Shares, to represent to the Company in writing that the Common Shares acquired by such Participant is acquired for investment only and not with a view to distribution.

Section 21.	Section 409A of the Code.

The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Participant shall not be considered to have terminated employment or service with the Company for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such Awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A of the Code.

Section 22.	Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of Common Shares under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within ten (10) days after filing notice of the election with the Internal Revenue Service.

Section 23.	No Fractional Shares.

No fractional Common Shares shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 24.	Beneficiary.

A Participant may file with the Administrator a written designation of a beneficiary on such form as may be prescribed by the Administrator and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

Section 25.	Paperless Administration.

In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

Section 26.	Severability.

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

Section 27.	Clawback.

(a)       If the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance (whether one occurrence or a series of occurrences of noncompliance) with any financial reporting requirement under the securities laws (including if the Company is required to prepare an accounting restatement to correct an error (or a series of errors)) (a “Covered Accounting Restatement”), and if such Covered Accounting Restatement includes (i) restatements that correct errors that are material to previously issued financial statements (commonly referred to as “Big R” restatements), and (ii) restatements that correct errors that are not material to previously issued financial statements, but would result in a material misstatement if (a) the errors were left uncorrected in the current report, or (b) the error correction was recognized in the current period (commonly referred to as “little r” restatements), then the Committee may require any Covered Executive to repay (in which event, such Covered Executive shall, within thirty (30) days of the notice by the Company, repay to the Company) or forfeit (in which case, such Covered Executive shall immediately forfeit to the Company) to the Company, and each Covered Executive hereby agrees to so repay or forfeit, that portion of the Incentive Compensation received by such Covered Executive during the period comprised of the Company’s three (3) completed fiscal years (together with any intermittent stub fiscal year period(s) of less than nine (9) months resulting from Company’s transition to different fiscal year measurement dates) immediately preceding the date the Company is deemed (as described below) to be required to prepare a Covered Accounting Restatement (such period, the “Look-Back Period”), that the Committee determines was in excess of the amount of Incentive Compensation that such Covered Executive would have received during such Look-Back Period, had such Incentive Compensation been calculated based on the restated amounts, and irrespective of any fault, misconduct or responsibility of such Covered Executive for the Covered Accounting Restatement. It is specifically understood that, to the extent that the impact of the Covered Accounting Restatement on the amount of Incentive Compensation received cannot be calculated directly from the information therein (e.g., if such restatement’s impact on the Company’s stock price is not clear), such excess amount of Incentive Compensation shall be determined based on a reasonable estimate by the Committee of the effect of the Covered Accounting Restatement on the applicable financial measure (including the stock price or total shareholder return) based upon which the Incentive Compensation was received. The amount of the Incentive Compensation to be recouped shall be determined by the Committee in its sole and absolute discretion and calculated on a pre-tax basis, and the form of such recoupment of Incentive Compensation may be made, in the Committee’s sole and absolute discretion, through the forfeiture or cancellation of vested or unvested Awards, cash repayment or both. Incentive Compensation shall be deemed received, either wholly or in part, in the fiscal year during which the financial reporting measure specified in such Incentive Compensation Award is attained (or with respect to, or based on, the achievement of any financial reporting measure which such Incentive Compensation was granted, earned or vested, as applicable), even if the payment, vesting or grant of such Incentive Compensation occurs after the end of such fiscal year. For purposes of this Section 27, the Company is deemed to be required to prepare a Covered Accounting Restatement on the earlier of: (A) the date upon which the Board or an applicable committee thereof, or the officer or officers of the Company authorized to take such action if Board action is not required, concludes, or reasonably should have concluded, that the Company is required to prepare a Covered Accounting Restatement; or (B) the date a court, regulator, or other legally authorized body directs the Company to prepare a Covered Accounting Restatement.

(b)       Notwithstanding any other provisions in this Plan, any Award or any other compensation received by a Participant which is subject to recovery under any Applicable Laws, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such Applicable Law, government regulation or stock exchange listing requirement), will be subject to such deductions and clawback as may be required to be made pursuant to such Applicable Law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement on or following the Effective Date).

Section 28.	Governing Law.

The Plan shall be governed by, and construed in accordance with, the laws of the State of Oregon, without giving effect to principles of conflicts of law of such state.

Section 29.	Indemnification.

To the extent allowable pursuant to Applicable Law, each member of the Board and the Administrator and any officer or other employee to whom authority to administer any component of the Plan is designated shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided, however, that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled pursuant to the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 30.	Titles and Headings, References to Sections of the Code or Exchange Act.

The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

Section 31.	Successors.

The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

Section 32.	Relationship to other Benefits.

No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

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